UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Comfort Systems USA, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

COMFORT SYSTEMS USA

2022

COMFORT SYSTEMS USA, INC.

Notice of Annual Meeting of Stockholders and Proxy Statement

ANNUAL SHAREHOLDER MEETING

TUESDAY, MAY 17, 2022
11:00AM CENTRAL TIME

THE HOUSTONIAN HOTEL
111 NORTH POST OAK LANE
HOUSTON, TEXAS 77024

Leading Building and Service Provider for Mechanical, Electrical and Plumbing Systems

Comfort Systems USA is composed of more than 40 operating companies in approximately 170 locations across the United States. We are a leading building and service provider for mechanical, electrical and plumbing building systems. Our national footprint provides us the ability to meet your objectives to build and maintain safe, comfortable, and efficient facilities.

Across the United States, companies turn to Comfort Systems USA for our unparalleled expertise in mechanical and electrical services, process piping, modular construction, controls, energy efficiency and countless other nonresidential building renovation and service needs. We focus on a longterm approach by emphasizing safety and sustainability in everything we do. You can count on Comfort Systems USA to integrate planning, engineering, and implementation to provide you with a customized approach to all of your complex building needs.

OUR VISION
To be the leading builder and service provider of mechanical, electrical and plumbing building systems.

OUR VALUES
Our values define, inform and guide the way we operate on a daily basis, both within the company and in the communities where we do business.

Comfort Systems USA, Inc.
675 Bering Drive, Suite 400
Houston, Texas 77057

Message from Our Chairman and CEO

To Our Stockholders:
You are cordially invited to attend the Annual Meeting of the Stockholders of Comfort Systems USA, Inc., which will be held on Tuesday, May 17, 2022 at 11:00 a.m. Central Time.
Information about the meeting is presented on the following pages. At this meeting, you are being asked to elect the ten directors nominated by the board to serve until the next annual meeting; to ratify the appointment of Deloitte & Touche LLP, independent auditors, as the Company’s auditors for 2022; and to approve, by stockholder non-binding advisory vote, the compensation paid by the Company to its named executive officers, commonly referred to as a “Say on Pay” proposal.

Please read the proxy statement, which presents important information about the Company and each of the items being presented for stockholder vote. Whether or not you intend to be present in person, when you have finished reading the statement, please submit your vote promptly by telephone or internet, which saves the Company money, or by marking, signing, and returning your proxy card in the enclosed envelope so that your shares will be represented.
We hope that many of you will be able to attend the meeting in person. We look forward to seeing you there.
Sincerely yours,
FRANKLIN MYERS Chair of the Board	BRIAN E. LANE President and Chief Executive Officer
April 7, 2022

Whether or not you intend to be present in person, please vote as soon as possible so that your shares will be represented.	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 17, 2022
Please read the proxy statement, which presents important information about the Company and each of the items being presented for stockholder vote.	This proxy statement and the 2021 Annual Report are available at http://proxy.comfortsystemsusa.com
COMFORT SYSTEMS USA, INC. | 675 Bering Drive, Suite 400 | Houston, Texas 77057

Notice of Annual Meeting of Stockholders
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Comfort Systems USA, Inc., a Delaware corporation (the “Company”), will be held:

Tuesday, May 17, 2022 11:00 a.m. Central Time	The Houstonian 111 North Post Oak Lane Houston, Texas 77024	Stockholders of record at the close of business on March 18, 2022 are entitled to notice of, and to vote at, the Annual Meeting.
ITEMS OF BUSINESS
1	To elect ten (10) directors nominated by the Board of Directors (the “Board”) to serve until the 2023 Annual Meeting of Stockholders
	■ Darcy G. Anderson	■ Alan P. Krusi	■ Pablo G. Mercado	■ William J. Sandbrook	■ Vance W. Tang
	■ Herman E. Bulls	■ Brian E. Lane	■ Franklin Myers	■ Constance E. Skidmore	■ Cindy L. Wallis-Lage
2	To ratify the appointment of Deloitte & Touche LLP, independent auditors, as the Company’s auditors for 2022
3
To approve, by a stockholder non-binding advisory vote, the compensation paid by the Company to its named executive officers for 2021 (the “Named Executive Officers”), commonly referred to as a “Say on Pay” proposal

4	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof
We are not aware of any other business to come before the Annual Meeting. Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 18, 2022 are entitled to notice of, and to vote at, the Annual Meeting. In the event that there are not enough votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit our further solicitation of proxies.
By Order of the Board of Directors, Laura Howell Corporate Secretary
Houston, Texas
April 7, 2022

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE EITHER FOLLOW THE DIRECTIONS FOR PHONE OR INTERNET VOTING ON YOUR PROXY CARD OR SIGN, DATE, AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

1	PROXY SUMMARY
1	2022 ANNUAL MEETING OF STOCKHOLDERS
2	GOVERNANCE OVERVIEW
5	OVERVIEW OF AUDIT MATTERS
6	COMPENSATION OVERVIEW

8	GENERAL MEETING INFORMATION

11	PROPOSAL NUMBER 1: ELECTION OF DIRECTORS
11	BOARD OF DIRECTORS
11	INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
17	MEETINGS OF THE BOARD AND COMMITTEES
21	CORPORATE GOVERNANCE
24	DIRECTOR RESIGNATION POLICY
24	DIRECTOR COMPENSATION FOR 2021

26	PROPOSAL NUMBER 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
26	RELATIONSHIP WITH INDEPENDENT AUDITORS

28	PROPOSAL NUMBER 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

29	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

31	COMPENSATION DISCUSSION AND ANALYSIS
31	OVERVIEW
31	2021 PERFORMANCE HIGHLIGHTS
32	2021 PROMOTIONS
32	COMPENSATION AND GOVERNANCE PRACTICES
32	CONSIDERATION OF STOCKHOLDER ADVISORY VOTE
33	COMPENSATION PHILOSOPHY AND OBJECTIVES
34	USE OF TALLY SHEETS
35	CHIEF EXECUTIVE OFFICER COMPENSATION
35	ELEMENTS OF COMPENSATION
36	ALLOCATION AMONG COMPENSATION ELEMENTS
43	CHANGE IN CONTROL AND SEVERANCE BENEFITS
44	STOCK OWNERSHIP REQUIREMENTS
44	EXECUTIVE COMPENSATION RECOVERY, OR “CLAWBACK,” POLICY
44	ANTI-HEDGING/PLEDGING POLICY
44	RISK CONSIDERATIONS IN OUR COMPENSATION POLICIES
45	IMPACT OF ACCOUNTING AND TAX TREATMENT ON COMPENSATION

46	COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT

47	SUMMARY OF EXECUTIVE COMPENSATION

49	GRANTS OF PLAN-BASED AWARDS

50	EQUITY AWARDS

51	OUTSTANDING EQUITY AWARDS AT YEAR-END

53	OPTION EXERCISES AND STOCK VESTED

54	POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

57	EQUITY COMPENSATION PLAN INFORMATION

58	RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN COMPANY EMPLOYEE COMPENSATION

59	REPORT OF THE AUDIT COMMITTEE

60	OTHER INFORMATION
60	COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
60	SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
60	HOUSEHOLDING OF STOCKHOLDER MATERIALS
60	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
61	INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
61	STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING
61	OTHER BUSINESS
61	FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

Proxy Summary
2022 Annual Meeting of Stockholders

Tuesday, May 17, 2022 11:00 a.m. Central Time	The Houstonian 111 North Post Oak Lane Houston, Texas 77024	Stockholders of record at the close of business on March 18, 2022 are entitled to notice of, and to vote at, the Annual Meeting.
VOTING MATTERS AND OUR BOARD’S RECOMMENDATION
PROPOSAL		BOARD’S RECOMMENDATION	SEE PAGE
1	To elect ten director nominees for a one-year term	FOR each director nominee	11
2	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022	FOR	26
3	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers	FOR	28
In addition to these matters, stockholders may be asked to vote on such other business as may properly come before our 2022 annual meeting of stockholders.
HOW TO VOTE
Stockholders of record
Beneficial owners
If you are a beneficial owner and your shares are held by a bank, broker, or other nominee, you should follow the instructions provided to you by that firm. Although most banks and brokers now offer voting by mail, telephone, and on the internet, availability and specific procedures will depend on their voting arrangements.

Have your proxy card available and follow the instructions.
BY TELEPHONE	Call toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from outside the country
BY INTERNET	Visit, 24/7, www.voteproxy.com
BY MAIL	Complete, date, and sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE	Scan the QR code
The deadline to vote by phone or by internet is 10:59 p.m. Central Time on May 16, 2022. If you vote by phone or electronically, you do not need to return a proxy card.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 1

Proxy Summary

Governance Overview
DIRECTOR NOMINEES
NAME & PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER CURRENT PUBLIC COMPANY BOARDS	COMMITTEE MEMBERSHIP
					AUDIT	COMPENSATION & HUMAN CAPITAL	NOMINATING, GOVERNANCE, & SUSTAINABILITY
DARCY G. ANDERSON Vice Chairman, Hillwood Management	65	2008		0
HERMAN E. BULLS Vice Chairman, Americas and International Director, JLL	66	2001		3	FE
ALAN P. KRUSI Former President, Strategic Development, AECOM Technology Corporation	67	2008		2
BRIAN E. LANE President and CEO, Comfort Systems USA	65	2010		1
PABLO G. MERCADO CFO, Enlink Midstream	45	2018		0	FE
FRANKLIN MYERS Former CFO, Cameron International CHAIR OF THE BOARD SINCE 2014	69	2005		1	FE
WILLIAM J. SANDBROOK Chairman and Co-CEO, Andretti Acquisition Corp.	64	2018		1	FE
CONSTANCE E. SKIDMORE Former Managing Partner and Board Member, PwC	70	2012		2	FE
VANCE W. TANG President, VanTegrity Consulting	55	2012		1
CINDY L. WALLIS-LAGE Executive Director, Sustainability and Resilience, Black & Veatch	59	2021		0	FE
Committee chair	Committee member	FE	Audit Committee financial expert
2 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proxy Summary

Snapshot of Directors

INDEPENDENCE

1
90%
9

DIVERSITY

2
40%
2
6
2 female directors
2 racially/ethnically diverse directors (self-identified as African American and Hispanic or Latinx), one of whom serves as a **committee chair**

FINANCIAL EXPERTS

100%
of Audit Committee
5

AGE

40s
1
50s
2
70s
1
60s
6
avg
62.5
yrs

TENURE

<5 years
>10 years
3
3 new directors added over the last 4 years
5
avg
10.7
yrs
2
5-10 years

BOARD QUALIFICATIONS MATRIX

Senior Leadership Experience
10
Other Public Company Board Experience
7
Finance / Accounting Experience
8
Commercial Building / Industrial Construction / Service Experience
7
Marketing / Business Development / M&A Experience
10
Human Capital Management / Compensation Experience
6
Technology / Cybersecurity / Innovation Experience
5
Legal / Compliance Experience
2
Corporate Governance Experience
10
Diversity*
4

* 2 female directors and 2 directors who self-identify as racially / ethnically diverse

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 3

Proxy Summary

OUR GOVERNANCE PRACTICES
CORPORATE GOVERNANCE HIGHLIGHTS

9 of our 10 continuing directors are independent, including all members of our committees

All members of our Audit Committee are considered to be financial experts

Annual elections of the Board

Our Board balances fresh thinking and new perspectives with institutional knowledge and stability

Annual Board self-evaluations to evaluate performance and effectiveness

Regular investor outreach and engagement to discuss our performance, governance policies and other topics: during 2021, executive officers held more than 75 meetings, including those held during the course of seven investor conferences

Policy to address the resignation of a director nominee who receives more votes “withheld” than votes “for” his or her election in an uncontested election

Active oversight of strategic and risk management issues

Stock ownership guidelines for directors and executives

Annual review and succession planning

No overboarding

Focus on creating long-term value for our stockholders

New director orientation and ongoing education

Mandatory retirement policy following a director’s 72nd birthday

ESG AND CORPORATE RESPONSIBILITY
Our commitment to sustainability
Everyone at Comfort Systems USA shares a responsibility for doing business ethically and in a sustainable manner, preserving our good name. We ensure that this responsibility applies at every level in our organization, and everyone, from corporate officers to members of our Board of Directors to our field personnel, is responsible for overseeing these efforts. We are committed to promoting sustainable business practices.
INDUSTRY COMPLIANCE			OSHA COMPLIANCE
9 CERTIFICATIONS			1.28 ORIR
■ LEED® Accredited ■ Six Sigma Methodology ■ Refrigerant Handling ■ Medical Certification	■ ASSE 6010 Certified Medical Gas Installers ■ Certified Cross Connection Control Testers ■ ASME and NB Accredited	■ ASHE Healthcare Construction ■ Certificate - National Environmental Balancing Bureau	Our OSHA recordable incident rate in 2021 was 42% better than the most recently published rate for our industry as of our 2021 Form 10-K filing date
SAFETY	HUMAN CAPITAL

We focus on company-wide accident prevention, not just OSHA compliance. We believe safety has more to do with what is in the minds of our workers and the hearts of our management. Our employees receive comprehensive training and certification in OSHA 10-Hour Safety. Managers and supervisors receive OSHA 30-hour safety training. We also provide our employees with the safety equipment they need to perform their work. Our Think 5 x 5 initiative increases worker awareness and enhances the company culture to “Safely take 5 seconds and 5 steps back” to think about their surroundings and work area to make sure it is a safe environment. We strictly adhere to all federal, state, and local regulations.

We provide opportunities for personal and professional growth and development and invest in leadership training, mentoring, and succession planning initiatives to equip our future leaders for generations to come.
We have created in-house training courses specific to leadership, communication, relationship management, diversity and inclusion, ethics and conduct in the workplace, and many more key competencies for our employees’ development.

4 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proxy Summary

ENVIRONMENT	CONTINUOUS IMPROVEMENT

We believe that the work we perform to optimize and upgrade systems and to enable wise controls allows our customers to reduce their energy use, which in turn reduces our nation’s carbon footprint. Our emphasis on environmental stewardship and improving productivity drives our effort to become more energy efficient.
We strive to minimize our environmental impacts through board oversight, regulatory compliance, ongoing improvement investments, local specialists, and community group involvement. Our Board of Directors supplies high-level oversight of our Environmental, Social, and Governance (ESG) performance through the Nominating, Governance, and Sustainability Committee, which reviews and advises on updates from our Sustainability Committee, made up of a diverse set of corporate leadership, on at least a bi-annual basis.

We have invested in the experts, training, and internal and external knowledge transfer to ensure that we are properly scaling, achieving true buildability, and fundamentally and continuously improving our design capabilities to meet our customers’ evolving requirements.
We are improving productivity by increasing use of innovative techniques in prefabrication, project design, and planning, as well as in coordination and production methods. Our investments in design and building information modeling enable us to collaborate with our customers to achieve reliable and energy efficient construction outcomes and to eliminate unnecessary waste. We work to identify, develop, and implement new materials, products, and methods that can achieve greater productivity and more efficient and sustainable outcomes.

OUR COMMUNITIES	DIVERSITY AND INCLUSION

We believe in making a positive difference in people’s lives and maintaining the health and welfare of the communities where we live and work.
We promote, encourage, and support a diverse range of corporate social responsibility activities. Our employees’ involvement in the many initiatives we support is integral to the success of our impact in the communities where we operate.

We are an equal opportunity employer, and we welcome and celebrate our teams’ differences, experiences, and beliefs. We expect all employees to be treated with dignity and respect in an environment free from discrimination and harassment regardless of race, color, religion, sex, sexual orientation, gender identity or expression, national origin, age, disability, veteran status, genetic information, or any other protected class. We know that diversity is truly a competitive advantage that helps drive growth and innovation, and we have increasingly focused on diversity and inclusion programs within our Company. Diversity and inclusion is among our leadership team’s top priorities, with clearly outlined near-term actions to accelerate progress in outreach, representation, development, and advancement of underrepresented groups within our Company. The Compensation and Human Capital Committee of our Board of Directors provides oversight on our diversity and inclusion strategy.

Overview of Audit Matters
The Audit Committee has re-appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 5

Proxy Summary

Compensation Overview
STOCKHOLDER ENGAGEMENT
Throughout the year, we meet regularly with investors and actively seek their input on topics related to our performance and governance policies, as well as a wide variety of other topics on which they may have feedback, so that we may address any questions or concerns of our stockholders. We value our stockholders’ input and welcome feedback through our ongoing engagement practices.

COMPENSATION OBJECTIVES

–
Provide competitive base pay consistent with job scope, experience, and related skills

–
Link bonus opportunities to the Company’s performance

–
Grant equity compensation at competitive levels, a significant portion of which is performance-based

–
Avoid unnecessary and imprudent risks

–
Attract and motivate talented executive officers and minimize turnover of senior-level Company employees, which contributes to the stability and continuity of senior leadership

COMPENSATION HIGHLIGHTS
COMPENSATION PRACTICES

A majority of each Named Executive Officer’s compensation is at-risk (i.e., variable and not fixed)*

A majority of each Named Executive Officer’s compensation is tied to the Company’s financial performance and growth in stockholder value*

50% of each Named Executive Officer’s equity awards are subject to the Company achieving specific performance goals over a 3-year time horizon*

Executive officers and directors are subject to stock ownership requirements

The Company has adopted a compensation clawback policy and an anti-hedging/pledging policy that apply to all executive officers

The Company engages an independent compensation consultant to advise on executive compensation matters

*
Assuming target performance is achieved, when applicable, and based on grant date values of equity awards.

6 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proxy Summary

PAY-FOR-PERFORMANCE
Total target compensation mix

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 7

General Meeting Information

Tuesday, May 17, 2022 11:00 a.m. Central Time	The Houstonian 111 North Post Oak Lane Houston, Texas 77024	Stockholders of record at the close of business on March 18, 2022 are entitled to notice of, and to vote at, the Annual Meeting.
WHY AM I RECEIVING THIS PROXY STATEMENT?
The enclosed proxy is solicited by the Board of Directors (the “Board”) of Comfort Systems USA, Inc. (the “Company”) for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be voted at the Annual Meeting. This proxy statement and the enclosed proxy are first being provided to stockholders on or about April 7, 2022.
WHEN AND WHERE IS THE 2022 ANNUAL MEETING OF STOCKHOLDERS?
The Annual Meeting will be held at The Houstonian, 111 North Post Oak Lane, Houston, Texas 77024, at 11:00 a.m. Central Time on Tuesday, May 17, 2022, and at any reconvened meetings after any adjournments or postponements thereof.
WHO CAN VOTE?
The holders of record of shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), at the close of business on March 18, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.
HOW DO I VOTE?
If you are a record stockholder, you may vote in person at the Annual Meeting or by proxy. You may submit your vote by proxy by providing your voting instructions by internet or telephone or by signing, dating, and returning a proxy card. The instructions for each method of voting are on the proxy card. If you wish to vote in person at the meeting, be sure to bring a form of personal picture identification with you.
WHAT ARE THE VOTING RIGHTS OF HOLDERS OF COMMON STOCK?
Each share of Common Stock is entitled to one vote on each matter before the Annual Meeting.
WHAT ARE MY VOTING CHOICES AND WHAT IS THE REQUIRED VOTE?
By giving us your proxy, you authorize the persons named on the proxy card to vote your shares in the manner you indicate at the Annual Meeting or at any adjournments or postponements thereof.
PROPOSAL	VOTING CHOICES	BOARD RECOMMENDATION	VOTING DETAILS AND APPLICABLE POLICIES	WITHHOLDING, ABSTAINING, AND BROKER NON-VOTES
1 In the vote on the election of director nominees nominated by the Board of Directors to serve until the 2023 Annual Meeting, stockholders may:	■ vote for all nominees ■ withhold authority from the proxy holders to vote for all nominees ■ vote for all nominees except those specified	FOR all nominees
The Board recommends a vote FOR all nominees. If a quorum is present, the ten nominees for election as directors receiving the greatest number of votes properly cast at the Annual Meeting, or at any adjournments or postponements thereof, will be elected. The Company has a policy to address the resignation of an incumbent director who receives more votes “withheld” than votes “for” his or her election. See “Proposal Number 1: Election of Directors—Director Resignation Policy” below.

Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will be counted toward a quorum, but will not be taken into account in determining the outcome of the election.

2 In the vote on whether to ratify the selection of Deloitte & Touche LLP as independent auditors for the	■ vote for ratification ■ vote against ratification ■ abstain from voting on ratification	FOR
The Board recommends a vote FOR ratification. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the
Abstentions will be counted toward a quorum, but will not be taken into account in determining the outcome of this vote.
8 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

General Meeting Information

PROPOSAL	VOTING CHOICES	BOARD RECOMMENDATION	VOTING DETAILS AND APPLICABLE POLICIES	WITHHOLDING, ABSTAINING, AND BROKER NON-VOTES
Company for the year ending December 31, 2022, stockholders may:			year if it determines that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of a majority of the votes cast by stockholders represented at the Annual Meeting and entitled to vote on this proposal will be required to ratify the appointment of the independent auditors.
3 In the non-binding advisory vote on whether to approve the compensation paid by the Company to its named executive officers, stockholders may:	■ vote for approval ■ vote against approval ■ abstain from voting on the approval	FOR
The Board recommends a vote FOR approval. The affirmative vote of a majority of the votes cast by stockholders represented at the Annual Meeting and entitled to vote on this proposal will constitute the stockholders’ non-binding approval with respect to the Company’s executive compensation program. The Board and the Compensation and Human Capital Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Abstentions and broker non-votes will be counted toward a quorum, but will not be taken into account in determining the outcome of this vote.
WHAT CONSTITUTES A QUORUM?
A quorum is the minimum number of shares required to hold a meeting. Consistent with Delaware law and the Company’s Bylaws, the holders of a majority in number of the total outstanding shares of stock of the Company entitled to vote at the meeting, present in person or represented by proxy, constitutes a quorum as to that matter. As of the Record Date, 35,936,440 shares of Common Stock, representing the same number of votes, were outstanding. Therefore, the presence of holders of Common Stock representing at least 17,968,221 votes will be required to establish a quorum.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the accompanying Notice of Annual Meeting was sent directly to you by the Company.
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting was forwarded to you by your bank, broker, or other intermediary. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.
WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?
If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares FOR the nominees listed in Proposal 1, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s auditors for 2022 in Proposal 2, and FOR approval with respect to the Company’s executive compensation program in Proposal 3.
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under New York Stock Exchange (“NYSE”) rules, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters (including uncontested director elections and “Say on Pay”). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter (including uncontested director elections and “Say on Pay”), the organization that holds your shares will inform our election inspectors that it does not have the authority to vote on this matter with respect to your shares and your shares will not be voted. This is generally referred to as a “broker non-vote.” When our election inspectors tabulate the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 9

General Meeting Information

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?
Yes. A proxy may be revoked by a record stockholder at any time before it is voted by (i) returning to the Company another properly signed proxy bearing a later date, (ii) delivering a written revocation to the Secretary of the Company no later than the close of business on May 16, 2022, or (iii) attending the Annual Meeting, or any adjourned session thereof, and voting the shares covered by the proxy in person. If your stock is held in street name, you must follow the instructions of the broker, bank, or nominee as to how to change your vote.
WHO PAYS TO PREPARE, MAIL, AND SOLICIT THE PROXIES?
The Company will pay the expense of soliciting proxies. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers, directors, and regular employees as well as brokerage houses and other stockholders to solicit proxies personally and by mail, telephone, or email communication. The Company will reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals. Officers and employees of the Company will receive no compensation in addition to their regular salaries to solicit proxies.
WHO TABULATES THE VOTES?
Votes cast by proxy or in person at the Annual Meeting will be counted by two people appointed by the Company to act as election inspectors for the Annual Meeting.
COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?
We do not know of any matters that may be properly presented for action at the Annual Meeting other than Proposals 1, 2, and 3. If other business does properly come before the Annual Meeting, the persons named in the proxy intend to act on those matters as they deem advisable. With respect to shares held in street name, the nominee may vote on those matters, subject to the NYSE’s rules on the exercise of discretionary authority.
WHAT HAPPENS IF THE ANNUAL MEETING IS POSTPONED OR ADJOURNED?
Your proxy may be voted at the postponed or adjourned Annual Meeting. You will still be able to change your proxy until it is voted.
HOW CAN I FIND THE COMPANY’S GOVERNANCE DOCUMENTS, SUCH AS ITS CORPORATE GOVERNANCE STANDARDS, DIRECTOR INDEPENDENCE GUIDELINES, CODE OF CONDUCT, AND BOARD COMMITTEE CHARTERS?
All these documents can be found on our website at http://investors.comfortsystemsusa.com under the “Governance” tab. Please note that documents and information on our website are not incorporated into this proxy statement by reference. These documents are also available in print by writing to the Office of the General Counsel, 675 Bering Drive, Suite 400, Houston, Texas 77057.
HOW CAN I RECEIVE A COPY OF THE ANNUAL REPORT?
The Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, accompanies this proxy statement and may also be accessed through our website—http://investors.comfortsystemsusa.com.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We plan to announce the preliminary voting results at the Annual Meeting and to publish the final results in a current report on Form 8-K, which we will file with the United States Securities and Exchange Commission (the “SEC”) and make available on our website—http://investors.comfortsystemsusa.com.
WHEN AND WHERE WILL A LIST OF STOCKHOLDERS BE AVAILABLE?
A list of stockholders of record will be available for examination at the Company’s headquarters during ordinary business hours for the ten days prior to the Annual Meeting.
10 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proposal 1—Election of Directors
Board of Directors
Ten directors will be elected at the Annual Meeting to serve for a one-year term expiring at the Annual Meeting of Stockholders expected to be held in May 2023.
The nominees for election at the Annual Meeting are:
■ Darcy G. Anderson	■ Alan P. Krusi	■ Pablo G. Mercado	■ William J. Sandbrook	■ Vance W. Tang
■ Herman E. Bulls	■ Brian E. Lane	■ Franklin Myers	■ Constance E. Skidmore	■ Cindy L. Wallis-Lage
(each a “Nominee” and collectively the “Nominees”).
If elected, each Nominee has agreed to serve for a term of one year expiring at the 2023 Annual Meeting of Stockholders. It is expected that all of the Nominees will be able to serve, but if any Nominee is unable to serve, the proxies reserve discretion to vote, or refrain from voting, for a substitute nominee.
Information with Respect to Nominees for Director
Key Information about Our Nominees

				COMMITTEE MEMBERSHIP
NAME	PRIMARY (OR FORMER) OCCUPATION	AGE	DIRECTOR SINCE	AUDIT	COMPENSATION AND HUMAN CAPITAL	NOMINATING, GOVERNANCE, AND SUSTAINABILITY
Darcy G. Anderson	Vice Chairman of Hillwood Management	65	2008
Herman E. Bulls	Vice Chairman, Americas and International Director of JLL	66	2001
Alan P. Krusi	Former President, Strategic Development of AECOM	67	2008
Brian E. Lane	President and CEO of Comfort Systems USA	65	2010
Pablo G. Mercado	CFO of EnLink Midstream	45	2018
Franklin Myers CHAIR OF THE BOARD	Former CFO of Cameron International	69	2005
William J. Sandbrook	Chairman and Co-CEO of Andretti Acquisition Corp.	64	2018
Constance E. Skidmore	Former Managing Partner and Board Member of PwC	70	2012
Vance W. Tang	President of VanTegrity Consulting	55	2012
Cindy L. Wallis-Lage	Executive Director, Sustainability and Resilience of Black & Veatch	59	2021
Committee chair	Committee member	Audit Committee financial expert	Independent director
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 11

Proposal 1—Election of Directors

Set forth below are the names, ages as of March 31, 2022, and principal occupations for at least the past five years of each of the Nominees and the names of any other public companies on which each is currently serving, or has served in the past five years, as a director:

DARCY G. ANDERSON Director ■ Age 65
Darcy G. Anderson has served as a Director of the Company since March 2008. Since April 2009, Mr. Anderson has served as Vice Chairman of Hillwood Management, a real estate, oil and gas, and investments company. From November 2000 until April 2009, Mr. Anderson served as Chief People Officer and Vice President for Perot Systems Corporation, an information technology services and consulting firm. Prior to joining Perot Systems, Mr. Anderson held various positions at Hillwood Development Corporation beginning in 1987, including Senior Vice President for Corporate Affairs and Chief Operating Officer. Mr. Anderson also served as president of Hillwood Urban, overseeing all of the operations and development for the company’s Victory project and the new American Airlines Center in downtown Dallas. He also served in various leadership roles for the Perot ‘92 Presidential Campaign. Mr. Anderson joined Electronic Data Systems (EDS) in 1983 working in recruiting management. Prior to his employment with EDS, Mr. Anderson completed five years of active duty in the United States Army Corp of Engineers. He is on the Executive Committee of the Dallas Regional Chamber of Commerce. He is a Civilian Aide to the Secretary of the Army representing North Texas. Mr. Anderson is a graduate of the United States Military Academy at West Point.
Mr. Anderson has significant experience and knowledge of real estate development, human resources and leadership development practices, energy efficiency, corporate facilities management, and information technology services.

HERMAN E. BULLS Director ■ Age 66
Herman E. Bulls has served as a Director of the Company since February 2001. Mr. Bulls serves as Vice Chairman, Americas and International Director of JLL, an international full-service real estate firm. He is the founder of JLL’s Public Institutions division and served as Chairman and Chief Executive Officer from January 2002 until January 2014. From September 2000 until August 2001, Mr. Bulls served as Executive Vice President and Chief Operating Officer of one of the nation’s largest Fannie Mae multifamily lenders. From March 1998 to September 2000, Mr. Bulls was a Managing Director for JLL. From 1989 until 1998, he held several positions with the predecessor organization, LaSalle Partners. Prior to his employment with JLL, he served over eleven years of active duty service with the United States Army. Mr. Bulls was the Co-Founder, President, and Chief Executive Officer of Bulls Capital Partners, a commercial mortgage firm. He sold the firm to a Wall Street entity in 2010. Mr. Bulls retired as a Colonel from the Army Reserve. Mr. Bulls is a member of the Board of Directors of the West Point Association of Graduates, serves as a member of the Real Estate Advisory Committee for New York State Teachers’ Retirement System, and serves on the Board of Directors of American Campus Communities, Host Hotels, USAA, Collegis Education, and Fluence Energy, where he serves as Chairman of the board. Mr. Bulls also currently serves on the Board of Governors for the American Red Cross, the Military Bowl Foundation (emeritus), and the Defense Policy Board. Mr. Bulls previously served on the Board of Directors of Computer Sciences Corporation (CSC) from 2015 to 2017, Exelis Inc. from 2011 until its 2015 merger with Harris Corporation, Tyco International from 2014 until its 2016 merger with Johnson Controls International PLC and Rasmussen College until its sale to a private equity partner. Mr. Bulls is a graduate of the United States Military Academy at West Point and of the Harvard Business School.
Mr. Bulls has decades of real estate and finance experience with a particular knowledge of team-building, marketing, and strategic development.

12 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proposal 1—Election of Directors

ALAN P. KRUSI Director ■ Age 67
Alan P. Krusi has served as a Director of the Company since March 2008. Mr. Krusi was President, Strategic Development of AECOM Technology Corporation, a global provider of professional technical and management support services, from October 2011 until his retirement in March 2015. He served as Executive Vice President for Corporate Development of AECOM Technology Corporation from August 2008 until October 2011. From 2003 until 2008, Mr. Krusi served as President of Earth Tech, Inc., an engineering, consulting, and construction services firm owned by Tyco International. From 2002 to 2003, Mr. Krusi served as CEO of RealEnergy, Inc., a company providing onsite cogeneration to commercial and industrial customers. From 1999 to 2002, Mr. Krusi served as President of the Construction Services division of URS Corporation, where he oversaw an international construction services business specializing in construction management and program management. Prior to his employment with URS, and over a period of twenty-two years, Mr. Krusi held a number of technical and management positions within the engineering and construction industries. Mr. Krusi currently also serves on the Board of Directors of Granite Construction Incorporated, Lithko Contracting, LLC, Universal Engineering Services, and SSR Mining. Mr. Krusi served on the Board of Directors of Alacer Gold Corp from September 2014 to September 2020; Boxwood Merger Corp from November 2018 to January 2020; Layne Christensen from January 2016 to June 2018; and Blue Earth, Inc. from September 2014 to June 2016. Mr. Krusi is a graduate of the University of California at Santa Barbara and is a Registered Geologist, Certified Engineering Geologist, and Licensed General Contractor in the State of California.
Mr. Krusi has over forty years of experience in the construction and engineering industries, including experience in executive management and director positions for public companies.

BRIAN E. LANE ■ Director, President, and Chief Executive Officer ■ Age 65
Brian E. Lane has served as Chief Executive Officer and President of the Company since December 2011 and as a Director since November 2010. Mr. Lane served as the Company’s President and Chief Operating Officer from March 2010 until December 2011. Mr. Lane joined the Company in October 2003 and served as Vice President and then Senior Vice President for Region One of the Company until he was named Executive Vice President and Chief Operating Officer in January 2009. Prior to joining the Company, Mr. Lane spent fifteen years at Halliburton, the global service and equipment company devoted to energy, industrial, and government customers. During his tenure at Halliburton, he held various positions in business development, strategy, and project initiatives. He departed as the Regional Director of Europe and Africa. Mr. Lane’s additional experience included serving as a Regional Director of Capstone Turbine Corporation, a distributed power manufacturer. He also was a Vice President of Kvaerner, an international engineering and construction company where he focused on the chemical industry. Mr. Lane is a member of the Board of Directors of Main Street Capital Corporation and previously served as a member of the Board of Directors of Griffin Dewatering Corporation. Mr. Lane earned a Bachelor of Science in Chemistry from the University of Notre Dame and his MBA from Boston College.
Mr. Lane has more than thirty years of experience in the construction and engineering industries. As the Company’s Chief Executive Officer and President, Mr. Lane provides the Board a valuable perspective on the Company’s day-to-day operations and on current trends and developments in the industry.

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 13

Proposal 1—Election of Directors

PABLO G. MERCADO Director ■ Age 45
Pablo G. Mercado has served as a Director of the Company since November 2018. Mr. Mercado has served as Executive Vice President and Chief Financial Officer of EnLink Midstream, LLC since July 2020. Prior to July 2020, Mr. Mercado served as Senior Vice President and Chief Financial Officer of Forum Energy Technologies, Inc. (“Forum Energy”) from March 2018 to July 2020. Mr. Mercado also previously held various finance and corporate development positions at Forum Energy since joining in November 2011, including Senior Vice President, Finance from June 2017 to March 2018 and Vice President, Operations Finance from August 2015 to June 2017. Prior to Forum Energy, Mr. Mercado was an investment banker with the Oil and Gas Group of Credit Suisse Securities (USA) LLC where he worked with oilfield services companies from 2005 to 2011. Between 1998 and 2005, Mr. Mercado was an investment banker at UBS Investment Bank and Bank of America Merrill Lynch, working primarily with companies in the oil and gas industry. Mr. Mercado currently serves as Director of Energy Infrastructure Council, an industry non-profit. Mr. Mercado holds a B.B.A. from the Cox School of Business, a B.A. in Economics from the Dedman College at Southern Methodist University, and an M.B.A. from The University of Chicago Booth School of Business.
Mr. Mercado has extensive public company finance and accounting experience, and he has significant experience in corporate strategy and operations.

FRANKLIN MYERS Director and Chairman of the Board ■ Age 69
Franklin Myers has served as a Director of the Company since May 2005 and as Chair of the Board since May 2014. Mr. Myers has been a Senior Advisor and advisory director of Quantum Energy Partners, a private equity firm, since February 2013. From April 2008 until March 2009, Mr. Myers served as Senior Advisor to Cameron International Corporation, a global provider to the oil & gas and process industries. Mr. Myers served as the Senior Vice President of Finance and Chief Financial Officer of Cameron International Corporation from 2003 to 2008. From 1995 to 2003, Mr. Myers served at various times as Senior Vice President and President of a division within Cameron as well as General Counsel and Secretary. Prior to joining Cameron in 1995, Mr. Myers served as Senior Vice President and General Counsel of Baker Hughes Incorporated, and an attorney and partner at the law firm of Fulbright & Jaworski, now known as Norton Rose Fulbright. Mr. Myers currently serves on the Board of Directors of HollyFrontier Corporation, and Mr. Myers also serves on the board of WireCo WorldGroup, a privately-owned company. Mr. Myers served on the Board of Directors of Seahawk Drilling Company from 2009 until 2011; Frontier Oil Corporation—a predecessor of HollyFrontier Corporation—from 2009 until its 2011 merger with Holly Corporation; Ion Geophysical Corporation from 2001 to 2019; Forum Energy Technologies from 2011 until March 2018; and NCS Multistage from 2017 to 2020. Mr. Myers holds a Bachelor of Science, Industrial Engineering, from Mississippi State University and a J.D. degree from the University of Mississippi.
Mr. Myers has several decades of public company experience, with a particular knowledge of operations, financial management, and legal affairs. Additionally, Mr. Myers has significant experience serving on other public company boards and has served as an adjunct professor at the University of Texas School of Law where he taught a course on mergers and acquisitions.

14 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proposal 1—Election of Directors

WILLIAM J. SANDBROOK Director ■ Age 64
William J. Sandbrook has served as a Director of the Company since April 2018. Mr. Sandbrook has served as Chairman and Co-CEO of Andretti Acquisition Corp. since January 2022. From August 2011 until his retirement in April 2020, Mr. Sandbrook served as President and Chief Executive Officer of U.S. Concrete, Inc. and as the Chairman of the Board from May 2018 until April 2020. From June 2008 until August 2011, Mr. Sandbrook was Chief Executive Officer of Oldcastle Inc.’s Products and Distribution Group. From 2006 to June 2008, Mr. Sandbrook was Chief Executive Officer of Oldcastle Architectural Product’s Group responsible for Oldcastle’s U.S. and Canadian Operations, as well as CRH plc’s business in South America. From 1996 to 2006, Mr. Sandbrook served in various roles at Oldcastle Materials, including most recently as President of Oldcastle Materials West Division. From 1995 to 1996, Mr. Sandbrook served as President and Chief Executive Officer of Tilcon New York, and as Vice President from 1992 to 1995. Prior to 1992, Mr. Sandbrook spent thirteen years in the U.S. Army. In recognition of his efforts at Ground Zero after the September 11th bombing of the World Trade Center, Mr. Sandbrook was named the Rockland County, New York 2002 Business Leader of the Year, the Dominican College 2002 Man of the Year and the American Red Cross 2003 Man of the Year for Southern New York. In 2017, Mr. Sandbrook was awarded the Lifetime Achievement Award by the New Jersey Concrete and Aggregate Association. In March of 2018, he was awarded the William B. Allen Award from the National Ready Mixed Concrete Association in recognition of his lifetime commitment to the concrete industry. Also in March of 2018, Mr. Sandbrook was inducted into the Pit and Quarry Magazine’s Hall of Fame. From March 2019 through March 2020, Mr. Sandbrook held the position of Chairman of the National Ready Mix Concrete Association. Mr. Sandbrook holds an MBA from Wharton, a Master of Science in Systems Engineering from the University of Pennsylvania, a Master in Public Policy from the Naval War College, a Master of Arts in International Relations from Salve Regina University, and a Bachelor of Science from the United States Military Academy.
Mr. Sandbrook has over twenty-nine years of operations experience in the building materials and construction industries, including significant experience as a Chief Executive Officer and experience as a public company board member.

CONSTANCE E. SKIDMORE Director ■ Age 70
Constance E. Skidmore has served as a Director of the Company since December 2012. Ms. Skidmore retired from PricewaterhouseCoopers, a public accounting firm, in 2009 after serving for more than two decades as a partner, including a term on its governing board. Ms. Skidmore serves on the Board of Directors and chairs the Audit Committees of Sensata Technologies (NYSE: ST) and Proterra, Inc. (NASDAQ: PTRA) as well as serves on the boards of two other privately-held and non-profit companies: The V Foundation for Cancer Research and Viz Kinect. Ms. Skidmore previously served on the Board of Directors and Audit Committee of Shortel, Inc. (NASDAQ: SHOR) from 2014 until 2017 when it was acquired by Mitel Networks Corporation. Ms. Skidmore is a graduate of Florida State University and earned a Master of Science in Taxation from Golden Gate University.
Ms. Skidmore has more than thirty years of experience in accounting and finance, including in the construction industry, and significant experience and knowledge in talent management and strategic planning.

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 15

Proposal 1—Election of Directors

VANCE W. TANG Director ■ Age 55
Vance W. Tang has served as a Director of the Company since December 2012. Mr. Tang has been President and Owner of VanTegrity Consulting, a strategy and leadership consulting services and executive coaching provider, since August 2012. Mr. Tang previously owned a wealth management business, VanTegrity Financial, LLC, from February 2012 to December 2016. He served as President and Chief Executive Officer of the U.S. subsidiary of KONE OY, a public company and a leading global provider of elevators and escalators, and Executive Vice President of KONE Corporation from February 2007 until August 2012. In this role, he led the organization through a major transformation around customer focus and profitable growth. Prior to joining KONE, he was Vice President and General Manager at Honeywell Building Control Systems. Previously, he spent over fourteen years at Trane, a supplier of heating, ventilation, and air conditioning systems to both the residential and commercial markets. He serves as the Chairman of the Board of Directors of American Woodmark Corporation (NASDAQ:AMWD) and previously on the Board of Governors of the Center for Creative Leadership. Mr. Tang has a Bachelor of Science degree in Electrical Engineering and an MBA degree from the University of Wisconsin.
Mr. Tang has deep operations experience in the building construction and service industries, including experience as a Chief Executive Officer, and he also has experience serving on other public company boards. Additionally, Mr. Tang is currently serving as our Board Liaison for Cybersecurity, leveraging his engineering background and business leadership experience.

CINDY L. WALLIS-LAGE Director Nominee ■ Age 59
Cindy L. Wallis-Lage has served as a Director of the Company since May 2021. Ms. Wallis-Lage is currently Executive Director, Sustainability and Resilience at Black & Veatch, a position she has held since December 2021. Previously, during her 35 years of experience at Black & Veatch, Ms. Wallis-Lage served in various roles, including President, Water Business from January 2012 to December 2021, Executive Managing Director of Technical Solutions from January 2010 to January 2012, Chief of Water Technology Group from February 2006 to January 2010, and Director of Wastewater Treatment Technology from March 2003 to February 2006. She joined the Black & Veatch Board of Directors in March 2012 and currently serves on the Board of Directors for the U.S. Water Alliance and on the Leadership Council for Water For People. She also serves on the Board of Directors for the Girl Scouts of Northeast Kansas and Northwest Missouri. Ms. Wallis-Lage earned her bachelor’s degree in Civil Engineering from Kansas State University and her master’s degree in Environmental Health Engineering from the University of Kansas.
Ms. Wallis-Lage has a background in engineering as well as experience in areas such as senior leadership, corporate governance, and sustainability. She also has experience serving as a board member.

16 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proposal 1—Election of Directors

BOARD QUALIFICATIONS MATRIX
The following matrix (1) summarizes desired qualifications, skills and experience, which we believe are appropriate for consideration as we propose leaders to advance our strategy and provide proper oversight, and (2) illustrates the number of Nominees to whom each qualification applies:
The Board of Directors recommends that stockholders vote FOR the Directors listed above in Proposal Number 1.
Meetings of the Board and Committees
During the year ended December 31, 2021, the Board held five regular meetings and four special meetings. At each regularly scheduled meeting of the Board, the non-employee directors, each of whom is independent, met separately from management in executive session under the direction of Mr. Myers, the Chair of the Board. Members of the Board are encouraged to attend the Annual Meeting and all members of the Board attended the Annual Meeting in 2021. Additional information regarding the determination of director independence is set forth below under “Corporate Governance—Independence.” Each director has attended at least 75% of the aggregate number of meetings of the Board and the Board committees of which he or she was or is a member that took place during his or her term of office.
The Board has several committees. Each of these committees and their members are described below. The Board has adopted a written charter for each of these committees (with the exception of the Executive Committee), which, together with the Company’s corporate Governance Standards and Independence Guidelines, are available:
ON OUR CORPORATE WEBSITE	BY WRITING TO
http://investors.comfortsystemsusa.com under the “Governance” tab	Comfort Systems USA, Inc. Attention: Office of the General Counsel 675 Bering Drive, Suite 400 Houston, Texas 77057
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 17

Proposal 1—Election of Directors

AUDIT COMMITTEE

PABLO G. MERCADO	HERMAN E. BULLS	FRANKLIN MYERS	WILLIAM J. SANDBROOK	CONSTANCE E. SKIDMORE	CINDY L. WALLIS-LAGE
PRIMARY RESPONSIBILITIES
The Audit Committee:
■
reviews with management and the independent auditors the Company’s quarterly and annual financial statements, the scope of the audit, any comments made by the independent auditors, and such other matters as the committee deems appropriate;

■
annually reviews the enterprise risk management matrix, which addresses a wide variety of risks including key environmental and social risks affecting, or potentially affecting, the Company;

■
reviews the performance and retention of the Company’s independent auditors;

■
reviews with management those matters relating to compliance with corporate policies, as the committee deems appropriate; and

■
reviews and reassesses the adequacy of its charter every year, and has done so for 2022.

QUALIFICATIONS
■
The Board has determined that the Audit Committee consists entirely of directors who meet the independence requirements of the NYSE’s listing standards, the Board’s Independence Guidelines (discussed below at “Corporate Governance—Independence”) and the rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

■
No member is or has been an executive officer or employee of the Company at any time.

■
The Board has determined that each member of the Audit Committee is financially literate and, based on accounting or related financial management expertise, that each member is an audit committee financial expert.

MEETINGS IN 2021
■
8 regular

■
no special

18 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proposal 1—Election of Directors

COMPENSATION AND HUMAN CAPITAL COMMITTEE

ALAN P. KRUSI	DARCY G. ANDERSON	WILLIAM J. SANDBROOK	CONSTANCE E. SKIDMORE	VANCE W. TANG	CINDY L. WALLIS-LAGE
PRIMARY RESPONSIBILITIES
The Compensation and Human Capital Committee:
■
establishes and administers the Company’s executive compensation program;

■
reviews and advises the Board with respect to significant organizational changes, leadership development, and leadership succession, other than the succession of the Chief Executive Officer, which is overseen by the Nominating, Governance, and Sustainability Committee;

■
establishes and regularly reviews the compensation levels of executive officers and other key managers and approves incentive awards; and

■
assists the Board in its oversight of the Company’s policies and strategies relating to human capital management, including safety, culture, diversity, equity, and inclusion.

In addition, the Compensation and Human Capital Committee:
■
may delegate any of its responsibilities to a subcommittee thereof and has the authority to hire a professional consultant to review and analyze the Company’s compensation programs.

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT AND MANAGEMENT
■
In 2021, the committee retained Compensation Advisory Partners to advise the committee during its review of the Company’s short-term and long-term incentive compensation programs and to provide a comprehensive analysis of executive compensation survey data and market trends.

■
The committee’s work with Compensation Advisory Partners is described in greater detail below in the subsection titled “Independent Compensation Consultant.”

■
Further, as discussed below in the section titled “Compensation Discussion and Analysis,” the Compensation and Human Capital Committee consults with management in developing compensation plans for the Company.

QUALIFICATIONS
■
The Board has determined that the Compensation and Human Capital Committee consists entirely of directors who meet the independence requirements of the NYSE listing standards, the Board’s Independence Guidelines, and the rules and regulations under the Exchange Act.

■
No member is or has been an executive officer or employee of the Company at any time.

MEETINGS IN 2021
■
5 regular

■
1 special

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 19

Proposal 1—Election of Directors

NOMINATING, GOVERNANCE, AND SUSTAINABILITY COMMITTEE

VANCE W. TANG	DARCY G. ANDERSON	HERMAN E.BULLS	ALAN P. KRUSI	PABLO G. MERCADO	CONSTANCE E. SKIDMORE
PRIMARY RESPONSIBILITIES
The Nominating, Governance, and Sustainability Committee:
■
evaluates the structure and membership of the Board;

■
evaluates candidates for nomination to the Board, as appropriate, with an emphasis on diversity of viewpoint and professional experience;

■
reviews the compensation structure for the non-employee directors and the frequency and content of meetings;

■
establishes and reviews the Company’s succession plan for its Chief Executive Officer;

■
discusses and evaluates environmental and social matters affecting the Company at least bi-annually;

■
reviews the Company’s sustainability strategy, initiatives, policies, and reporting and receives periodic reports from the Company’s management responsible for these activities;

■
reviews political and charitable contributions made by the Company; and

■
makes recommendations to the Board on all such matters.

COMMITTEE CONSIDERATION OF CANDIDATES
■
The committee’s diversity policy values diversity in its broadest sense, reflecting, but not limited to, an individual’s profession, geography, gender, ethnicity, race, skills, background, and experience, and endeavors to include candidates who are diverse, including in terms of race and gender, in the qualified pool from which Board candidates are chosen.
■
The committee periodically examines the composition of the Board to ensure that the Board, taken as a whole, has the necessary skills and experience to steer the Company toward its stated objectives, as well as the necessary skills and experience to set the Company’s future strategies.

■
Directors are nominated or elected by the Board, and stockholders may nominate directors as described further in “Corporate Governance—Director Nomination by Stockholders.”

■
The committee identifies Board candidates through a variety of formal and informal channels. The committee has the authority to hire a professional search firm to help identify candidates with specific qualifications; although it has no current engagement with any such firm, the committee has previously worked with third-party search firms to identify potential new directors.

QUALIFICATIONS
■
The Board has determined that the Nominating, Governance, and Sustainability Committee consists entirely of directors who meet the independence requirements of the NYSE listing standards, the Board’s Independence Guidelines, and the rules and regulations under the Exchange Act.

MEETINGS IN 2021
■
3 regular

■
1 special

EXECUTIVE COMMITTEE

PRIMARY RESPONSIBILITIES
The Executive Committee:
■
was formed in August 2019 and held no meetings during 2021;

■
was established to act in place of the Board, and to exercise the authority and powers of the Board, while the Board is not in session; and

■
operates pursuant to authority that is specifically delegated to it by the Board, which authority may be revoked or modified by the Board and which is subject to all applicable laws, rules, and regulations and to the Company’s Certificate of Incorporation and Bylaws, as amended.

MEMBERSHIP
■
The committee’s membership is subject to change and is comprised of no less than three and no more than eight directors, including the Chair of the Board or Lead

Director, the Chief Executive Officer, and at least one other member of the Board who shall be nominated by the chair of the committee as an interim member of the committee based on:
(i)
the circumstances under which the committee must take action,

(ii)
the member’s relevant experience and skills,

(iii)
the member’s availability when a meeting is necessary, and

(iv)
any other factor the chair reasonably considers to be relevant and proper.

■
The chair of the committee shall be the Chair of the Board, or the Lead Director if the Chair of the Board is also the Chief Executive Officer, or another director designated by the Chair of the Board or Lead Director.

20 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Proposal 1—Election of Directors

Corporate Governance
The Board believes the purpose of corporate governance is to maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that the Board believes promote this purpose, are sound practices, and represent best practices, which we refer to as the Company’s “Governance Standards”. The Board continually reviews these governance practices, Delaware law (the state in which the Company is incorporated), the rules and listing standards of the NYSE and SEC regulations, and best practices suggested by recognized governance authorities.
Our corporate governance documents include:

■ ANNUAL SUSTAINABILITY REPORT	■ COMMITTEE CHARTERS	■ CODE OF CONDUCT

■ INDEPENDENCE GUIDELINES	■ GOVERNANCE STANDARDS	■ DIRECTOR RESIGNATION POLICY

■ SUPPLIER DIVERSITY POLICY	■ SUPPLIER CODE OF CONDUCT	■ ENVIRONMENTAL POLICY
CODE OF CONDUCT
The Company adopted a Compliance Policy in 1997, the year the Company was founded. That policy, with subsequent amendments discussed, approved, and adopted by the Board, including a recent amendment to change the title of the policy to our “Code of Conduct,” remains in effect and applies to the Company’s directors, officers, and employees who are subject to disciplinary action, including termination, for violations of the code. The code forms the basis of the Company’s ethics and compliance program and covers a wide range of areas. Many Company policies are summarized in the Code of Conduct, including conflict of interest, insider trading, confidentiality, human rights, and compliance with all laws and regulations applicable to the conduct of the Company’s business. The Code of Conduct is regularly reinforced to the Company’s employees and management through periodic ethics, equal opportunity employment, and anti-corruption trainings. Any amendments to the Code of Conduct or the grant of a waiver from a provision of the policy requiring disclosure under applicable SEC rules will be disclosed to the public. The Code of Conduct is posted under the “Governance” tab of the Company’s website at http://investors.comfortsystemsusa.com and is also available upon request to Comfort Systems USA, Inc., Office of the General Counsel, 675 Bering Drive, Suite 400, Houston, Texas 77057.
INDEPENDENCE
The Board has adopted Independence Guidelines to assist the Board in making independence determinations relating to members of the Board. The criteria are consistent with the NYSE listing standards regarding director independence. For a director to be considered independent, the Board must determine that the director does not have a material relationship, directly or indirectly, with the Company. The Independence Guidelines are published on our website, http://investors.comfortsystemsusa.com under the “Governance” tab, and are also available by written request to Comfort Systems USA, Inc., Office of the General Counsel, 675 Bering Drive, Suite 400, Houston, TX 77057.
The Board has considered the independence of its members in light of the Independence Guidelines and the rules and regulations under the Exchange Act and NYSE, including each director’s affiliations and relationships, and has determined that Mses. Skidmore and Wallis-Lage and Messrs. Anderson, Bulls, Krusi, Mercado, Myers, Sandbrook, and Tang, who together constitute a majority of the Board, qualify as independent directors of the Company.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 21

Proposal 1—Election of Directors

RETIREMENT POLICY
Under the Company’s Governance Standards, a director shall not be a candidate for reelection after his or her seventy-second birthday.
The Company’s Governance Standards, and other governance documents, are available:
ON OUR CORPORATE WEBSITE	BY WRITING TO
http://investors.comfortsystemsusa.com under the “Governance” tab	Comfort Systems USA, Inc. Attention: Office of the General Counsel 675 Bering Drive, Suite 400 Houston, Texas 77057
DIRECTOR NOMINATION BY STOCKHOLDERS
The Board will consider director candidates recommended by stockholders for inclusion on the slate of directors nominated by the Board. Any stockholder may submit a candidate or candidates for consideration in conformity with the Bylaws and as set forth hereafter under the caption “Stockholder Proposals.” Stockholders desiring to recommend a candidate must submit the recommendation to the Nominating, Governance, and Sustainability Committee c/o the Corporate Secretary, Comfort Systems USA, Inc., 675 Bering Drive, Suite 400, Houston, Texas 77057. If a nominating stockholder is not a record holder, the stockholder must provide the same evidence of eligibility as set forth in Exchange Act Rule 14a-8(b)(2).
At the time the nominating stockholder submits the recommendation, the candidate must submit all personal information that the Company would be required to disclose in a proxy statement in accordance with Exchange Act rules. In addition, at that time the candidate must:
■
Certify that he or she meets the requirements to be: (a) independent under the NYSE’s listing standards and the Board’s Independence Guidelines, and (b) a non-employee director under Rule 16b-3 of the Exchange Act;

■
Consent to serve on the Board, if nominated and elected; and

■
Agree to complete, upon request, a customary director’s questionnaire.

The Nominating, Governance, and Sustainability Committee will evaluate any candidate recommended by a stockholder to determine whether he or she is highly qualified. The committee evaluates candidates recommended by stockholders in the same way it evaluates candidates proposed from other sources. In selecting nominees, particular consideration is given to those individuals who have substantial achievement in their personal and professional pursuits and whose talents, experience, and integrity would be expected to contribute to the best interests of the Company and to long-term stockholder value. In evaluating candidates, the committee considers various qualities and skills that it believes will benefit the Board and the stockholders, including, without limitation, general management experience, specialization in the Company’s principal business activities or finance, significant experience in issues encountered by public companies, and contribution to the diversity of the Board.
STOCKHOLDER ENGAGEMENT
Throughout the year, we meet regularly with investors and actively seek their input on topics related to our performance and governance policies, as well as a wide variety of other topics on which they may have feedback, so that we may address any questions or concerns of our stockholders. During 2021, executive officers held more than 75 meetings, including those held during the course of seven investor conferences. This process is led by Brian Lane, President, Chief Executive Officer and member of the Board, and William George, Executive Vice President and Chief Financial Officer. In addition, as appropriate, we work to clarify and expand our disclosures as we prepare our next proxy statement based on such discussions. We value our stockholders’ input and welcome feedback through our ongoing engagement practices.
COMMUNICATIONS WITH THE BOARD
Stockholders and other interested parties may communicate directly with the Board by writing to Comfort Systems USA, Inc., Board of Directors, 675 Bering Drive, Suite 400, Houston, Texas 77057. The Chair of the Board will review these communications and will determine appropriate steps to address them. A stockholder wishing to communicate
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Proposal 1—Election of Directors

directly with the non-employee members of the Board may address the communication to “Non-Employee Directors, c/o Board of Directors” at the address listed above. These communications will be handled by the Chair of the Board, who is currently designated to preside at meetings of non-employee directors. Finally, communications can be sent directly to individual directors by addressing letters to their individual name, c/o the Board of Directors, at the address listed above. All communications received by the Company are sent directly to the Board or appropriate director.
BOARD LEADERSHIP STRUCTURE AND SELF-EVALUATION PROCESS
The Board does not have a formal policy regarding whether the position of Chair of the Board may be filled by the Company’s Chief Executive Officer. Instead, the Board has adopted a fluid approach to the Board’s leadership structure that allows for variations depending on the circumstances and changing needs of the Company over time.
Mr. Myers has served as a director since 2005 and has served as the Company’s Chair of the Board since May 2014. The Board has determined that Mr. Myers meets the independence requirements of the NYSE listing standards, the Board’s Independence Guidelines, and the rules and regulations under the Exchange Act. The Board has carefully considered its leadership structure and determined that currently it is in the best interests of the Company and its stockholders for the roles of Chair of the Board and Chief Executive Officer to be filled by different individuals. This structure allows the Chief Executive Officer to focus on the Company’s day-to-day operations.
Since the Company has an independent, non-executive Chair of the Board, the Company has determined that the role of a Lead Director is not currently necessary. The Board may appoint a Lead Director to coordinate the activities of the independent directors in the future at its discretion.
Pursuant to the Board’s policy, the Board conducts an annual self-evaluation process as follows: (i) each director evaluates the Board as a whole; (ii) each member of the Audit Committee, the Compensation and Human Capital Committee, and the Nominating, Governance, and Sustainability Committee evaluates the respective committee(s) on which he or she serves; and (iii) each director prepares an individual performance-related self-evaluation of himself or herself as well as other individual members of the Board. In connection with this annual self-evaluation, the Board considers whether the current leadership structure continues to be appropriate for the Company. The Board believes that directors should be responsive to the Company’s evolving circumstances and objectives, and that the Board’s leadership structure should adapt when necessary.
THE BOARD’S ROLE IN RISK OVERSIGHT
The Company’s full Board is actively involved in overseeing the Company’s risk management process and risk appetite. These activities are aligned with the Company’s strategy. During 2021, the Board again devoted significant time and attention to risks related to the COVID-19 pandemic, including those related to the health and safety of the Company’s employees and customers, operational risks, and risks related to business disruptions and regulatory developments. Additionally, the Audit Committee, Compensation and Human Capital Committee, and Nominating, Governance, and Sustainability Committee consider risks that fall within their respective areas of responsibilities. For example, the Nominating, Governance, and Sustainability Committee is formally scheduled to review environmental and social matters relevant to the Company and its operations bi-annually, and the Audit Committee reviews the enterprise risk management matrix, which addresses environmental and social risks, annually. Further, in recognition of the importance of maintaining the confidence of all Company stakeholders, the Board considers information technology and data security risk, specifically cybersecurity risk, a premier area of focus. The Company’s Vice President of Information Security (“VPIS”) works and reports separately from the Information Technology department, an arrangement meant to allow the VPIS to advise the Company most effectively on cybersecurity and related risks, and reports directly to our executive management team. The Board oversees information technology, data security, and cybersecurity risk management through regular reports and presentations from the VPIS and other management members. Vance Tang, Chair of the Nominating, Governance, and Sustainability Committee, serves as the Board Liaison for Cybersecurity and has completed extensive training on cybersecurity risk mitigation. In addition, a group of the Company’s executive officers serve on a committee (the “Risk Committee”) that is directly responsible for the Company’s risk management process. The Company’s President and Chief Executive Officer, a member of the Board, serves on the Risk Committee; however, the Risk Committee is a committee of management, not of the Board. The Risk Committee meets at least annually to define and improve the risk-mapping process and considers any appropriate updates at least quarterly. All members of the Risk Committee attended at least 75% of the quarterly meetings held in 2021. Any risks that are identified through the Company’s compliance and ethics program are included in the Risk Committee’s processes, along with operational, financial, environmental, cybersecurity, social, governance, and strategic risks. The Risk Committee presents comprehensive reports directly to the Board at least annually through the enterprise risk management matrix, which, as explained above, is reviewed by the Audit Committee.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 23

Proposal 1—Election of Directors

Director Resignation Policy
Effective March 8, 2017, the Board adopted a Director Resignation Policy to address the situation in which a nominee for director in an uncontested election to the Board receives more votes “withheld” than votes “for” his or her election. The policy provides that any incumbent nominee for director in an uncontested election who receives a greater number of votes affirmatively “withheld” with respect to his or her election than votes “for” such election (a “majority withhold vote”) shall promptly tender his or her resignation to the Chair of the Board following certification of the stockholder vote. The Nominating, Governance, and Sustainability Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject the resignation or take other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the majority withheld vote. In making its recommendation, the committee will consider all relevant factors, including, but not limited to, (i) the underlying reasons why stockholders withheld their votes (if ascertainable), (ii) the length of service and qualifications of the director whose resignation has been tendered, (iii) the director’s contributions to the Board and the Company, (iv) the overall composition of the Board and compliance with applicable laws, regulations, governing documents, and stock exchange listing standards, (v) the availability of other qualified candidates, and (vi) whether accepting the resignation is in the best interests of stockholders and the Company. The Board will act on the committee’s recommendation no later than its first regularly scheduled meeting following certification of the stockholder vote, but in no case later than 120 days following the vote certification. Following the committee’s recommendation and the Board’s decision, the Company will promptly publicly disclose its decision whether to accept or reject such tendered resignation in a periodic or current report filed or furnished in accordance with SEC rules.
Any director who tenders his or her resignation under the Director Resignation Policy will not participate in the committee recommendation or Board consideration of the resignation. However, such director will otherwise remain as an active Board member unless and until the resignation becomes effective. If a majority of the Nominating, Governance, and Sustainability Committee members receive a majority withhold vote at the same election, then the independent directors who did not receive a majority withhold vote will appoint a committee amongst themselves to consider the tendered resignations. If the only directors who did not receive a majority withhold vote in the same election constitute fewer directors than a majority of the Board, then all the independent directors may participate in the Board consideration of the tendered resignations, except that no director will participate in the vote on his or her own resignation.
While this summary reflects the current terms of the Director Resignation Policy, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate. The Director Resignation Policy is published under the “Governance” tab on our website, http://investors.comfortsystemsusa.com, and is also available by written request to Comfort Systems USA, Inc., Office of the General Counsel, 675 Bering Drive, Suite 400, Houston, TX 77057.
Director Compensation for 2021
In 2021, each director who was not an employee of the Company or one of its subsidiaries received, in equal quarterly installments, an annual cash fee for his or her service as follows: $60,000 for service on the Board; an additional $30,000 for service as the chair of the Audit Committee; an additional $20,000 for service as the chair of the Compensation and Human Capital Committee or the Nominating, Governance, and Sustainability Committee; and, effective following the 2021 Annual Meeting of Stockholders, an additional $100,000 for service as the chair of the Board, which was increased from $75,000 and, for 2021, was blended based on those two rates. The Board approved this increase upon the recommendation of the Nominating, Governance, and Sustainability Committee, which had based its recommendation on an analysis of several factors, including the committee’s review of survey and peer group data prepared by Compensation Advisory Partners, which indicated that the increased amount was more consistent with the market median, and the Board’s historical non-employee director compensation practices. Directors are reimbursed for expenses incurred in connection with attending meetings.
Each non-employee director who continues in office or is elected at an annual stockholder meeting receives an award of fully-vested shares of Common Stock having a fair market value on the grant date equal to approximately $160,000. Pursuant to the Company’s 2017 Omnibus Incentive Plan, the maximum grant date fair value of awards granted to an individual non-employee director in any calendar year may not exceed $400,000. The Board has adopted stock ownership requirements, pursuant to which each non-employee director must own shares of Common Stock (or share equivalents) having a value equal to ten times the director’s annual cash fees for service on the Board (excluding any additional fees for service as the chair of the Board or any committee of the Board and any other compensation or expense reimbursement received by the director) within five years of being elected or appointed to the Board. The Nominating, Governance, and Sustainability Committee evaluates each director’s stock ownership level on an annual basis. At the time of such evaluation, the value of the stock owned by each director is determined by reference to the higher of: (i) the original share (or share equivalent) purchase or issuance price, and (ii) the value of the share (or share equivalent) price at the time of determining compliance with these stock ownership
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Proposal 1—Election of Directors

requirements. The Nominating, Governance, and Sustainability Committee may modify these stock ownership requirements in its reasonable discretion and is authorized to make exceptions to these stock ownership requirements when special circumstances arise. All non-employee directors are currently in compliance with these ownership requirements.
Directors who are employees of the Company or one of its subsidiaries receive no additional compensation for serving as directors. The following table discloses the compensation earned by, or paid or awarded to, as the case may be, each of the Company’s non-employee directors for 2021.
NAME(1)	FEES EARNED OR PAID IN CASH(2) ($)	STOCK AWARDS(3) ($)	ALL OTHER COMPENSATION(4) ($)	TOTAL ($)
Darcy G. Anderson	60,000	159,977	0	219,977
Herman E Bulls	60,000	159,977	0	219,977
Alan P. Krusi	80,000	159,977	0	239,977
Pablo G. Mercado	78,544	159,977	0	238,521
Franklin Myers	150,453	159,977	0	310,430
William J. Sandbrook	60,000	159,977	0	219,977
Constance E. Skidmore	71,456	159,977	0	231,433
Vance W. Tang	80,000	159,977	0	239,977
Cindy L. Wallis-Lage	37,088	159,977	0	197,065

(1)
Brian E. Lane also served as a member of the Board during 2021 but was an employee of the Company in 2021 and received no additional compensation for his service on the Board. Mr. Lane’s compensation for his service as an employee for 2021 is disclosed in the “Summary Compensation Table” included elsewhere in this proxy statement.

(2)
Ms. Wallis-Lage was elected at our 2021 annual stockholder meeting and her cash compensation for 2021 was prorated to reflect her partial year of service. Ms. Skidmore served as the chair of the Audit Committee from January 1, 2021 to May 18, 2021, and Mr. Mercado served as chair of the Audit Committee from May 18, 2021 to December 31, 2021. Consequently, Ms. Skidmore and Mr. Mercado received a pro rata payment for each director’s service as chair of the Audit Committee in 2021. Effective May 18, 2021, the annual cash fee for service as chair of the Board increased from $75,000 to $100,000. Consequently, Mr. Myers received a pro rata payment for his service as chair of the Board in 2021.

(3)
Represents grants of 1,939 fully-vested shares of Common Stock. The aggregate grant date fair value of the shares was computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures, and is equal to the number of shares granted multiplied by the fair market value of the Common Stock on the date of grant.

(4)
The Company maintains a visiting director’s office for all members of the Board at its headquarters in Houston, Texas. The office is available on a first-come-first-served basis for all directors. In accordance with SEC regulations, perquisites that in the aggregate total less than $10,000 are not required to be disclosed. No amount is included in the table above with respect to the availability and use of this office.

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 25

Proposal 2—Ratification of the Selection of Independent Auditors
The Audit Committee has re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2022. Deloitte & Touche LLP was the Company’s independent auditor for the year ended December 31, 2021.
We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions, and they will have the opportunity to make a statement if they desire.
The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2022. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection, but it still may decide to retain Deloitte & Touche LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and its stockholders.
Relationship with Independent Auditors
The Audit Committee has selected Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2022.
On March 10, 2021, the Audit Committee, following a competitive request for proposal process, approved the engagement of Deloitte & Touche LLP, subject to the completion of Deloitte & Touche LLP’s customary client acceptance procedures, as the Company’s independent registered public accounting firm for the year ending December 31, 2021, and dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm, each effective as of that date. Ernst & Young LLP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim periods through March 10, 2021, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided Ernst & Young LLP with a copy of the disclosures it made in the Current Report on Form 8-K dated March 10, 2021, and filed March 15, 2021, and requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made herein. A copy of Ernst & Young LLP’s letter dated March 15, 2021 is filed as Exhibit 16.1 to such Form 8-K.
During the Company’s two most recent years ended December 31, 2020 and 2019, and the subsequent interim periods prior to engaging Deloitte & Touche LLP on March 10, 2021, neither the Company nor anyone on its behalf, consulted Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, where either a written report or oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Deloitte & Touche LLP acted as independent auditors for the Company for the year ended December 31, 2021. Fees disbursed by the Company and its subsidiaries for professional services rendered by Deloitte & Touche LLP during 2021 and 2020 were as follows:
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Proposal 2—Ratification of the Selection of Independent Auditors

DESCRIPTION	2021	2020
Audit Fees	$2,123,322	$0
Audit-Related Fees	$0	$0
Tax Fees	$0	$29,753(2)
All Other Fees	$2,051(1)	$212,500(3)

(1)
This amount represents the Company’s subscription fee for the Deloitte Accounting Research Tool ("DART"), a comprehensive web-based library of accounting and financial disclosure literature.

(2)
This amount represents fees paid for tax consulting services.

(3)
The other fees paid to Deloitte & Touche LLP in 2020 were provided for services rendered related to goodwill testing, stock compensation and earn-out valuations, and acquisition-related accounting consultations, as well as $2,000 for the Company’s subscription fee for DART.

The amount of audit fees for 2021 is based on a fees estimate determined with input from Deloitte & Touche LLP for audit services provided to us in connection with the audit of our 2021 financial statements. The final audit fees for those services may be more or less than the amount reflected on this table.
The Audit Committee has established pre-approval policies and procedures applicable to all services provided by the Company’s independent auditors to the Company, pursuant to which the committee reviews for approval each service expected to be provided by the independent auditors, and is provided with sufficiently detailed information so that it can make well-reasoned assessments of the impact of the services on the independence of the auditors. In 2021, all of the fees paid to the Company’s auditors were approved by the Audit Committee. Pre-approvals include pre-approved cost levels or budgeted amounts (or a range of cost levels or budgeted amounts). Any proposed service that would exceed pre-approved cost levels or budgeted amounts also requires pre-approval. Substantive changes in terms, conditions, or fees resulting from changes in the scope, structure or other items regarding pre-approved services will also be pre-approved if necessary. The pre-approvals may include services in categories of audit services (including consultation to support such audits), audit-related services (items reasonably related to the performance of the audit or review of the financial statements), tax services (tax compliance, tax planning, and tax advice), and other services (services permissible under the SEC’s auditor independence rules, typically routine and recurring type services that would not impair the independence of the auditor).
The Board of Directors recommends that stockholders vote FOR Proposal Number 2.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 27

Proposal 3—Advisory Vote to Approve the Compensation of the Named Executive Officers
The Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the “Compensation Discussion and Analysis” (the “CD&A”) section elsewhere in this proxy statement, the Compensation and Human Capital Committee is tasked with the implementation of our executive compensation philosophy, and the core of that philosophy has been and continues to be to pay the Company’s executive officers based on Company performance. In particular, the Compensation and Human Capital Committee strives to attract, retain, and motivate exceptional executive officers, to reward past performance as measured against pre-established goals, to provide incentives for future performance, and to align executive officers’ long-term interests with the interests of our stockholders. To do so, the Compensation and Human Capital Committee uses a combination of short- and long-term incentive compensation to reward near-term performance and to encourage our executive officers’ commitment to our long-term strategic business goals. It is the intention of the Compensation and Human Capital Committee that our executive officers be compensated competitively and consistently with our business goals and strategy, sound corporate governance principles, and stockholder interests and concerns. As discussed further in the CD&A, the Compensation and Human Capital Committee retains an independent compensation consultant and reviews survey and peer group data to ensure that compensation for key positions is properly aligned with market practices. The Company’s commitment to aligning pay with performance is evidenced by the compensation paid to or earned by the Company’s Named Executive Officers.
As described in the CD&A, we believe that our executive compensation program is effective, appropriate, and strongly aligned with the long-term interests of our stockholders and that the compensation provided to the Named Executive Officers (including potential payouts upon a termination of employment or change in control) is reasonable and not excessive. As you consider this Proposal Number 3, we urge you to read the CD&A section of this proxy statement for additional details on our executive compensation program, including more detailed information about our compensation philosophy and objectives and the compensation paid or awarded to the Named Executive Officers, and to review the tabular disclosures regarding Named Executive Officer compensation together with the accompanying narrative disclosures in the “Summary of Executive Compensation” section of this proxy statement.
Congress has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which requires a non-binding advisory “Say on Pay” vote and gives our stockholders the opportunity to express their views on the compensation of the Named Executive Officers. We value the opportunity to have our stockholders provide us with such a vote on executive compensation at the Annual Meeting.
As an advisory vote and as prescribed by Dodd-Frank, Proposal Number 3 is not binding on the Board or the Compensation and Human Capital Committee, will not overrule any decisions made by the Board or the Compensation and Human Capital Committee, and will not require the Board or the Compensation and Human Capital Committee to take any action. Although the vote is non-binding, the Board and the Compensation and Human Capital Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions. In particular, if there are a significant number of votes against the Named Executive Officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Board and the Compensation and Human Capital Committee will evaluate whether any actions are necessary to address those concerns. Unless the Board modifies its policy on the frequency of “Say on Pay” votes, the next “Say on Pay” vote will be held in 2023.
The Board of Directors is asking that stockholders cast a non-binding, advisory vote FOR the following resolution:
“RESOLVED, that the compensation paid or awarded to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED on an advisory basis.”
The Board of Directors recommends that stockholders vote FOR Proposal Number 3.
28 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information about the beneficial ownership of shares of Common Stock as of March 1, 2022: (i) individually by the Chief Executive Officer, each of the other Named Executive Officers, and current directors and nominees for director of the Company, (ii) by all executive officers and directors of the Company as a group, and (iii) by each person known to the Company as reported on schedules filed with the SEC to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company.
Except as noted below, each of the persons listed has sole investment and voting power with respect to the shares indicated.
	COMMON STOCK BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER(S)(1)	SHARES OWNED AS OF MARCH 1, 2022	SHARES SUBJECT TO OPTIONS WHICH ARE OR WILL BECOME EXERCISABLE PRIOR TO APRIL 30, 2022	TOTAL BENEFICIAL OWNERSHIP	% OF CLASS(2)
BRIAN LANE	264,195(3)	0	264,195	*
FRANKLIN MYERS	199,450	0	199,450	*
WILLIAM GEORGE	43,571(4)	46,307(5)	89,878	*
HERMAN BULLS	66,800	0	66,800	*
DARCY ANDERSON	55,794	0	55,794	*
TRENT MCKENNA	30,017(6)	8,325(7)	38,342	*
CONSTANCE SKIDMORE	37,853	0	37,853	*
JULIE SHAEFF	20,355(8)	12,849(9)	33,204	*
ALAN KRUSI	32,853(10)	0	32,853	*
VANCE TANG	28,797(11)	0	28,797	*
WILLIAM SANDBROOK	23,442	0	23,442	*
PABLO MERCADO	12,604	0	12,604	*
LAURA HOWELL	5,168(12)	0	5,168	*
CINDY WALLIS-LAGE	1,939(13)	0	1,939	*
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (14 PERSONS)	822,838	67,481	890,319	2.48%
BLACKROCK, INC. 55 EAST 52ND STREET NEW YORK, NEW YORK 10055			5,487,085(14)	15.2%
THE VANGUARD GROUP, INC. 100 VANGUARD BLVD. MALVERN, PENNSYLVANIA 19355			3,691,256(15)	10.24%

*
Less than 1%.

(1)
Except as noted, the address of each person is c/o Comfort Systems USA, Inc., 675 Bering Drive, Suite 400, Houston, Texas 77057.

(2)
Calculated using total outstanding shares as of March 1, 2022, which was 35,954,839 (excluding 5,168,526 shares held in treasury).

(3)
Includes 36,920 shares of Common Stock issued pursuant to restricted stock grants that remain subject to tenure vesting.

(4)
Includes 13,322 shares of Common Stock issued pursuant to restricted stock grants that remain subject to tenure vesting.

(5)
Includes 16,371 options with an exercise price of $30.36; 15,422 options with an exercise price of $36.25; and 14,514 options with an exercise price of $42.50.

(6)
Includes 7,546 shares of Common Stock issued pursuant to restricted stock grants that remain subject to tenure vesting.

(7)
Includes 2,939 options with an exercise price of $30.36; 3,076 options with an exercise price of $36.25; and 2,310 options with an exercise price of $42.50.

(8)
Includes 4,397 shares of Common Stock issued pursuant to restricted stock grants that remain subject to tenure vesting.

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 29

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

(9)
Includes 1,067 options with an exercise price of $16.15; 1,030 options with an exercise price of $19.67; 3,420 options with an exercise price of $30.36; 2,393 options with an exercise price of $36.25; and 4,939 options with an exercise price of $42.50.

(10)
Includes 32,853 shares of Common Stock held in The Krusi Family Trust for which Mr. Krusi and his spouse are trustees.

(11)
Includes 18,797 shares of Common Stock held in The Tang Living Trust, dated October 3, 2014, for which Mr. Tang and his spouse are trustees.

(12)
Includes 3,145 shares of Common Stock issued pursuant to restricted stock grants that remain subject to tenure vesting.

(13)
Includes 1,939 shares of Common Stock held in the Kent L. Lage and Cindy L. Wallis-Lage Trust, dated December 21, 2017, for which Ms. Wallis-Lage and her spouse are trustees.

(14)
As reported by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on January 27, 2022. The Schedule 13G/A states that BlackRock, Inc. has sole voting power with respect to 5,438,677 shares of Common Stock and sole dispositive power with respect to 5,487,085 shares of Common Stock.

(15)
As reported by The Vanguard Group, Inc. in a Schedule 13G/A filed with the SEC on February 9, 2022. The Schedule 13G/A states that The Vanguard Group, Inc. has sole voting power with respect to 0 shares of Common Stock, shared voting power with respect to 67,663 shares of Common Stock, sole dispositive power with respect to 3,591,221 shares of Common Stock and shared dispositive power with respect to 100,035 shares of Common Stock.

30 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis (the “CD&A”) provides:
■
an overview and analysis of the Company’s executive compensation program,

■
the material decisions made with respect to 2021 compensation for the Named Executive Officers, and

■
the material factors considered in making those decisions.

The CD&A focuses on the compensation paid or awarded to the Named Executive Officers unless noted otherwise.
2021 Named Executive Officers
BRIAN LANE	WILLIAM GEORGE	TRENT MCKENNA	JULIE SHAEFF	LAURA HOWELL
President and Chief Executive Officer since December 2011	Executive Vice President and Chief Financial Officer since May 2005	Executive Vice President and Chief Operating Officer since January 2021	Senior Vice President and Chief Accounting Officer since May 2005	Senior Vice President, General Counsel, and Secretary since January 2019
Mr. McKenna served as Chief Operating Officer and Senior Vice President during 2021 and has served as Executive Vice President and Chief Operating Officer since January 2022. Ms. Howell served as Vice President, General Counsel, and Secretary during 2021 and has served as Senior Vice President, General Counsel, and Secretary since January 2022.
The Board has delegated to the Compensation and Human Capital Committee (referred to in this CD&A simply as the “Committee”) the duty of designing and overseeing the Company’s executive compensation program. The Committee is comprised entirely of independent (pursuant to NYSE and SEC rules, and the Company’s own Independence Guidelines) members of the Board.
The Company’s executive compensation program is designed to:
–
Provide competitive base pay consistent with job scope, experience, and related skills

–
Link bonus opportunities to the Company’s performance

–
Grant equity compensation at competitive levels, a significant portion of which is performance-based

–
Avoid unnecessary and imprudent risks

–
Attract and motivate talented executive officers and minimize turnover of senior-level Company employees, which contributes to the stability and continuity of senior leadership

2021 Performance Highlights
To put the Company’s 2021 compensation decisions in context, the following summarizes the Company’s key financial and business results for 2021:
$3.07B	$2.31B*	$563.2M
REVENUE	BACKLOG	GROSS PROFIT
$3.93	$180.2M	$160.9M
EPS (PER DILUTED SHARE)	CASH FLOW FROM OPERATIONS	FREE CASH FLOW

*
Backlog is as of December 31, 2021

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Compensation Discussion and Analysis

As a result of this performance, the Named Executive Officers each received 133.1% of their respective earnings-per-share (“EPS”) target awards and 150.0% of their respective free cash flow (“FCF”) target awards under the corporate financial incentive portion of the Company’s 2021 annual incentive plan, as further described below.
2021 Promotions
Mr. McKenna was promoted from Senior Vice President and Vice President—Region 4 to Chief Operating Officer effective on January 1, 2021. In connection with his promotion, Mr. McKenna’s base salary was increased to $400,000, his target annual incentive opportunity was increased to 100% of his base salary, and the grant date value of his long term incentive (“LTI”) awards (at target) was increased to 115% of his base salary. These increases were determined by the Committee after considering several factors, including Mr. McKenna’s experience and performance, the significant increase in job responsibilities associated with the promotion, Company performance, and peer group and other survey data, as described in further detail below.
Compensation and Governance Practices
Below we highlight certain of our practices that we consider good governance features of our executive compensation program.
COMPENSATION PRACTICES
A majority of each executive officer’s compensation is at-risk (i.e., variable and not fixed)*	Executive officers and directors are subject to stock ownership requirements
A majority of each executive officer’s compensation is tied to the Company’s financial performance and growth in stockholder value*	The Company has adopted a compensation clawback policy and an anti-hedging/pledging policy that apply to all executive officers
50% of each executive officer’s equity awards are subject to the Company achieving specific performance goals over a 3-year time horizon*	The Committee engages an independent compensation consultant to advise on executive compensation matters

*
Assuming target performance is achieved, when applicable, and based on grant date values of equity awards.

Consideration of Stockholder Advisory Vote
In designing the Company’s overall executive compensation program, the Committee also values and considers stockholder input. While evaluating the Company’s executive compensation program, the Committee considered the stockholder advisory vote on the compensation paid to the Company’s named executive officers that was taken in 2021.

The Committee viewed the outcome of that advisory vote—approval by more than 98% of the shares voted—as indicating that the Company’s stockholders support the Company’s overall approach to executive compensation and made no changes to our executive compensation program as a direct result of the vote.

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Compensation Discussion and Analysis

Compensation Philosophy and Objectives
The Committee evaluates each element of the overall executive compensation program to ensure that it supports the Committee’s objectives of:
OUR COMPENSATION OBJECTIVES
providing competitive base pay consistent with job scope, experience, and related skills;	avoiding unnecessary and imprudent risks; and
linking bonus opportunities to the Company’s performance;	attracting and motivating talented executive officers and minimizing turnover of senior-level Company employees, which contributes to the stability and continuity of senior leadership.
granting equity compensation at competitive levels, a significant portion of which is performance-based;
Against that backdrop, the Company’s executive compensation program is designed to:
OUR COMPENSATION PROGRAM IS DESIGNED TO
pay competitive levels of salary and total compensation;	align the interests of the Company’s executive officers with the long-term interests of the Company’s stockholders; and
link executive pay to Company performance by making a significant portion of pay variable and not fixed;	reward long-term results.
To achieve these objectives, in addition to the objectives referenced in the “Elements of Compensation” section below, the Committee implements a “pay-for-performance” philosophy using the guiding principles that:
1.
compensation should be incentive-driven, with a balanced short-term and long-term focus;

2.
a significant portion of pay for executive officers should be “at-risk”;

3.
a significant portion of annual incentive compensation should be tied to the overall performance of the Company;

4.
a portion of annual incentive compensation should be tied to individual performance; and

5.
a significant portion of long term incentive awards should be contingent upon performance.

Role of the Chief Executive Officer
The Company’s Chief Executive Officer makes annual recommendations to the Committee regarding the compensation arrangements of the Company’s executive officers (except that he makes no recommendation with respect to his own compensation arrangements). The Committee considers the recommendations during its regularly-scheduled meetings, and may choose to adopt the recommendations, in whole or in part, at the Committee’s sole discretion. The Committee is responsible for making all decisions regarding executive compensation.
Independent Compensation Consultant; Use of Market Data
In 2021, the Committee retained a compensation consultant, Compensation Advisory Partners, to advise the Committee on the design and administration of the Company’s short-term and long-term incentive compensation programs and to provide a comprehensive analysis of executive compensation survey data and market trends. The Committee reviewed the services provided by Compensation Advisory Partners and believes that Compensation Advisory Partners was independent in providing executive compensation consulting services to the Committee. In making this determination, the Committee noted that during 2021:
■
Compensation Advisory Partners did not provide any services to the Company or management other than services requested by or with the approval of the Committee, and its services were limited to advising on executive compensation-related matters. Specifically, Compensation Advisory Partners did not provide, directly or indirectly through any affiliates, any non-executive employee compensation services, such as pension consulting or human resource outsourcing;

■
Compensation Advisory Partners maintained a conflicts policy, which was provided to the Committee, with specific policies and procedures designed to ensure independence;

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Compensation Discussion and Analysis

■
Fees paid to Compensation Advisory Partners by the Company during 2021 were less than 1% of their total revenue;

■
None of the Compensation Advisory Partners consultants working on Company matters had any business or personal relationship with Committee members;

■
None of the Compensation Advisory Partners consultants working on Company matters had any business or personal relationship with any executive officer of the Company; and

■
None of the Compensation Advisory Partners consultants working on Company matters owned Company stock.

The Committee monitors the independence of its outside consultants on a periodic basis.
During 2021, the Committee consulted with Compensation Advisory Partners regarding the Company’s short-term and long-term incentive compensation programs, as well as market trends and executive compensation peer group and other survey data, as described below. Compensation Advisory Partners has provided the Committee with detailed analysis and recommendations on the structure of the Company’s short-term and long-term incentive compensation programs in terms of design, metrics, and payout opportunities, and the Committee intends to continue to periodically refine the Company’s short-term and long-term incentive compensation programs based on a number of factors, including its compensation consultant’s recommendations, market trends in the Company’s industry, and general economic conditions.
Peer Group and the Benchmarking Process
The Committee reviews executive compensation levels annually using peer group and other survey data provided by its compensation consultant. The Committee does not attempt to set executive compensation at a pre-defined percentile of the market, but the Committee does use comparative data in an effort to be better informed in its executive compensation-related decisions.
The Committee believes that, due to the Company’s unique position in its industry, there are no directly comparable companies in the broader market for the purpose of determining appropriate compensation comparators for the compensation of its executive officers and, for this reason, does not depend solely on a “peer group” to determine executive officer compensation. It does, however, review executive compensation against compensation paid to executive officers holding similar positions in certain select “peer group” companies. For purposes of making 2021 compensation decisions, this peer group was as follows:
2021 PEER GROUP
■ Quanta Services, Inc.	■ EMCOR Group, Inc.	■ KBR, Inc.
■ ABM Industries Incorporated	■ Tutor Perini Corporation	■ Valmont Industries, Inc.
■ Granite Construction Incorporated	■ Dycom Industries, Inc.	■ MYR Group Inc.
■ Primoris Services Corporation	■ Tetra Tech, Inc.	■ IES Holdings, Inc.
■ Aegion Corporation	■ Sterling Construction Company, Inc.	■ Limbach Holdings, Inc.
■ Ameresco, Inc.	■ MasTec, Inc.
In determining the appropriateness of the foregoing companies, the Committee, in consultation with Compensation Advisory Partners, considered factors such as historical revenue, the company’s earnings before interest, taxes, depreciation, and amortization (EBITDA), and total shareholder return, in addition to the primary industry, enterprise value, and market capitalization of each company. In 2021, this peer group was further refined by the Committee, in consultation with Compensation Advisory Partners and considering these same factors, for purposes of setting 2022 compensation to add APi Group Corporation to replace Aegion Corporation, which ceased to be a publicly-traded company in May 2021.
The Committee uses a combination of the peer group and survey data from certain other industry companies to provide a general market review of the reasonableness of total compensation levels for the Company’s executive officers; however, the Committee does not use the peer group or survey data for any other purpose or otherwise formally benchmark the compensation of the Company’s executive officers.
Use of Tally Sheets
The Committee routinely uses tally sheets to assist it in analyzing executive officers’ total compensation. Tally sheets provide the Committee with information about the following components of compensation paid or granted over the preceding three-year period: cash compensation, including salary and annual incentive compensation, and long-term incentive compensation. These tally sheets also provide an estimate of amounts payable in the event of
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Compensation Discussion and Analysis

a voluntary or involuntary termination of employment, including by reason of death, disability, or a change in control resulting in termination of employment. The Committee also reviews information regarding long-term incentive awards, including statistics on share usage, analysis of current “in-the-money” values of outstanding option grants and current values of time-vesting restricted stock unit (“RSU”) and performance-vesting restricted stock unit (“PSU”) awards, and a summary of current and past performance results.
Chief Executive Officer Compensation
Each year, the Committee meets in executive session (i.e., separately from management) to evaluate the Chief Executive Officer’s performance and determine his total compensation. The Committee conducts an assessment of the Chief Executive Officer’s performance as well as an assessment of other relevant factors, such as the Company’s performance, individual tenure, and position tenure, and sets the Chief Executive Officer’s compensation for each year based on the Committee’s assessment of these factors. Although the Committee does not attempt to target the Chief Executive Officer’s compensation at any specific percentile of compensation at peer group companies, the Committee does use peer group and other survey data as context in reviewing the Chief Executive Officer’s overall compensation levels and approving compensation actions, as described above. Based on this data, the Committee believes that the Chief Executive Officer’s compensation was below the market median in 2021.
Elements of Compensation
The Company’s executive compensation program consists of four basic elements:
COMPENSATION ELEMENT	OBJECTIVE	KEY CHARACTERISTICS
BASE SALARY	■ Provide a fixed level of cash compensation for performing day-to-day functions ■ Attract and retain strong executive talent
■
Levels are evaluated annually by the Committee

■
For 2021, base salaries were established based on a number of factors, including each executive’s performance and time in his or her role, advice from the Committee’s independent compensation consultant and analysis of peer group and survey data and economic conditions

ANNUAL INCENTIVE PLAN	■ Reward annual financial and individual performance
■
Target awards are established as a percentage of base salary

■
The majority of each award’s target opportunity is based on the achievement of objective, pre-established goals related to the Company’s EPS and FCF performance

LONG-TERM INCENTIVE AWARDS
■
Reward long-term Company performance

■
Encourage focus on growing stockholder value

■
Align management’s interests with stockholders’ interests

■
Encourage retention of key management employees, stability, and continuity of leadership

■
Awards are provided through a combination of time-vesting RSUs and dollar-denominated PSUs

■
Dollar-denominated PSUs are earned based on the achievement of objective, pre-established performance goals, including total shareholder return relative to certain comparable companies and the Company’s EPS performance

■
RSUs are subject to a three-year vesting schedule; dollar-denominated PSUs that are earned based on performance cliff vest following the end of a three-year performance period

BENEFITS	■ Attract and retain strong executive talent ■ Provide basic financial stability	■ Participation in health, welfare, and retirement benefit plans, generally on the same terms as all other full-time employees of the Company
While base salaries, together with health, welfare, and retirement benefits, are designed to provide basic compensation and financial stability, the purpose of annual incentive compensation is primarily to encourage the Company’s executive officers to focus on the execution of the Company’s business strategy and plan for the current year. Long-term incentives, granted in the form of RSUs and PSUs, are designed to:
■
align executive officers’ interests with those of stockholders;

■
incentivize them to attain longer-term Company performance goals; and

■
encourage them to remain with the Company.

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Compensation Discussion and Analysis

Unlike annual incentive compensation, which, as discussed below, tends to focus on more current Company and individual performance, long-term incentives focus on sustained results and growing stockholder value.
Relative Size of Major Compensation Elements
The combination of base salary, annual incentive awards, and long-term incentive awards is referred to as the “total direct compensation.” In setting executive officer compensation, the Committee considers the aggregate compensation payable to the executive, assuming target performance is achieved, as well as the weighting of each compensation component. The Committee seeks to achieve the appropriate balance between short- and long-term cash compensation and incentives for the achievement of both annual and long-term financial and non-financial objectives.
Allocation Among Compensation Elements
For 2021, the portion of the Chief Executive Officer’s and the average of each of the other Named Executive Officers’ total direct compensation (for annual incentive awards, assuming target performance was achieved, and, for equity awards, based on grant date values at target) that was variable and at-risk is illustrated as follows:
Target Compensation Mix

“Average of Other NEOs” is based on an average of the respective compensation of Messrs. George and McKenna and Mses. Shaeff and Howell.
Because the value that a Named Executive Officer may receive with respect to RSUs will depend on the performance of the Company’s Common Stock, and therefore is variable, we have included these awards as an element of “Variable Pay” in the charts above.
Base Salary
The Committee determines base salary for our executive officers after considering several factors, including the executive’s individual experience, performance, and individual skills. Only after weighing these factors does the Committee consider peer group and/or survey data. The Committee uses executive officers’ performance assessments, Company performance, peer group and other survey data, as described above, and its own analysis of the executive officer’s individual performance to determine each executive’s base salary at least annually. Based on the factors described above (including those described under “2021 Promotions” for Mr. McKenna), on December 8, 2020, the Committee approved an increase in each Named Executive Officer’s base salary as set forth in the table below, effective January 1, 2021. Mr. McKenna’s base salary prior to his promotion is not included in the table below because Mr. McKenna was not an executive officer in the year preceding such promotion.
NAMED EXECUTIVE OFFICER	2020 BASE SALARY	2021 BASE SALARY
Brian Lane	$765,000	$792,000
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Compensation Discussion and Analysis

NAMED EXECUTIVE OFFICER	2020 BASE SALARY	2021 BASE SALARY
William George	$483,000	$500,000
Trent McKenna	N/A	$400,000
Julie Shaeff	$307,000	$317,000
Laura Howell	$265,000	$300,000
Annual Incentive Plan
The Named Executive Officers are eligible to participate in a cash-based annual incentive plan and receive incentive bonuses based on actual performance against key business and individual goals.
The annual incentive plan consists of two distinct components: a corporate financial performance component and an individual performance component. In 2021, consistent with previous years, the corporate financial performance component of the annual incentive plan rewarded the achievement of EPS and FCF goals (collectively, the “Corporate Financial Incentive”). The Committee believes that EPS remains an important metric for the Company because it encourages a focus on profitability. The Committee continued the use of FCF as a metric under the annual incentive plan because it incentivizes management’s focus on increasing the Company’s cash flow. The second, smaller, component of the annual incentive plan rewarded the achievement of specified individual performance goals (the “Individual Performance Incentive”).
Each year, the Committee determines the threshold, target, and maximum incentive opportunities for the Company’s executive officers, as a percentage of the executive’s base salary. To determine these base salary percentages for each Named Executive Officer for 2021, in addition to historical and projected Company financial performance (and, for Mr. McKenna, the factors described under “2021 Promotion” above), the Committee considered the Named Executive Officer’s historical annual incentive levels and the degree to which a Named Executive Officer’s efforts and job function were expected to influence and contribute to the Company’s financial performance. After assigning threshold, target, and maximum base salary percentages for each Named Executive Officer, the Committee then used peer group and other survey data, as described above, to assess the reasonableness of such assigned levels. For 2021, following its review of these factors, the Committee approved the following adjustments: Mr. McKenna’s Corporate Financial Incentive, as a percentage of his base salary, increased to 90% (for a total target annual incentive opportunity of 100%) in connection with his promotion described above; and Ms. Howell’s Corporate Financial Incentive, as a percentage of her base salary, increased from 40% to 55% (for a total target annual incentive opportunity of 65%). Target annual incentive opportunities for the Named Executive Officers for 2021 are summarized in the table below:
	TARGET ANNUAL INCENTIVE OPPORTUNITY AS A PERCENT OF BASE SALARY
NAMED EXECUTIVE OFFICER	TARGET CORPORATE FINANCIAL INCENTIVE	TARGET INDIVIDUAL PERFORMANCE INCENTIVE	TOTAL TARGET INCENTIVE OPPORTUNITY
Brian Lane	110%	10%	120%
William George	90%	10%	100%
Trent McKenna	90%	10%	100%
Julie Shaeff	65%	10%	75%
Laura Howell	55%	10%	65%
For the Corporate Financial Incentive, annual incentive opportunities were allocated 70% to the EPS portion and 30% to the FCF portion. For each metric, each Named Executive Officer had a threshold opportunity of 20% of his or her target annual incentive opportunity and a maximum annual incentive opportunity of 150% of his or her target annual incentive opportunity.
CORPORATE FINANCIAL INCENTIVE CRITERIA
At the beginning of each year, the Committee sets a threshold, target, and maximum performance level for each corporate performance goal for purposes of the Corporate Financial Incentive component of the annual incentive plan. For each of the Named Executive Officers for 2021, consistent with prior years, the EPS portion of the Corporate Financial Incentive represented 70% of the total Corporate Financial Incentive opportunity, and the FCF portion of the Corporate Financial Incentive represented 30% of the total Corporate Financial Incentive opportunity. If neither the EPS nor FCF thresholds were met, then no portion of the Corporate Financial Incentive would be paid. If only one of the EPS or FCF thresholds were met, then only that portion of the Corporate Financial Incentive would be paid.
In setting the EPS and FCF threshold, target, and maximum performance levels, the Committee reviews management’s recommendations and then considers the Company’s historical financial performance as well as projections for the
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Compensation Discussion and Analysis

industry and industry historical financial performance and projections. The Committee sets EPS and FCF at levels that it considers aggressive but attainable with the intention that the Named Executive Officers will be encouraged to strive for continued improvement in Company performance, ultimately benefiting the Company’s stockholders, and to continue those efforts even after the EPS and/or FCF threshold performance levels have been achieved. The Committee believes that the added value that results from the Company’s achievement of EPS and/or FCF goals above the threshold performance levels to the Company and its stockholders is sufficient to justify the proportionate increases in amounts paid to the Named Executive Officers for achievement above threshold performance levels.
When the Committee met in December of 2020 following its detailed review of the Company’s budgeting process, the Committee noted that the Company was experiencing broad-based uncertainty due to the continuing global pandemic, in particular delays in bookings and project starts leading to impending revenue air pockets. Results in 2020 had also been impacted by an unusual benefit of $0.17 from the settlement of tax audits from prior years. After considering these impacts, the Committee determined that it was appropriate to set targets for 2021 that were still high by historical standards but were lower than had been achieved in the extraordinary environment of 2020. Subsequently, greater clarity was achieved in early 2021, and following a discussion in executive session at the May 17, 2021 Committee meeting, and based upon increased clarity about the Company’s performance and outlook, the Committee took the unusual step of increasing the target and maximum level EPS goals from the previously set levels of $3.05 and $4.00 to $3.40 and $4.20, respectively.
The threshold, target, and maximum performance levels for each of the corporate performance goals for 2021 bonuses were as set forth in the table below. For performance between threshold, target, and maximum performance levels, the amount that is earned is determined on a straight-line basis.
2021 Corporate Financial Incentive Goals

EPS	Threshold	$1.75
	Target	$3.40*
	Max	$4.20*
FCF	Threshold	$64.0M
	Target	$116.2M
	Max	$150.0M

*
These numbers represent the increased target and maximum performance levels, as discussed above.

Although the Committee annually reserves the right to adjust base salary percentages and/or performance levels if it believes that an adjustment is appropriate, to date, the Committee has never adjusted the assigned base salary percentages or FCF levels during the year and had only once adjusted the EPS levels during the year prior to the 2021 increase described above. For purposes of the annual incentive plan, (i) EPS was calculated from the Company’s audited financial statements for the year ended December 31, 2021 in accordance with GAAP, except that it did not take into account: (A) goodwill impairment; (B) write-off of debt costs; (C) restructuring charges; (D) any cumulative effect of a change in accounting principles; or (E) any other unusual or non-recurring items as determined by the Committee (although no unusual or non-recurring items were excluded for 2021); and (ii) FCF was calculated by excluding certain items related to acquisitions or sales of businesses, including less customary capital expenditures plus the proceeds from asset sales. FCF is defined as cash flow from operating activities less customary capital expenditures, plus the proceeds from asset sales. In addition, the Committee previously determined that it was appropriate, in 2020, to exclude the deferred payroll taxes resulting from certain provisions of the Coronavirus Aid, Relief, and Economic Security Act that increased actual cash flow in 2020 from the FCF attainment calculation in 2020 and that such deferred payroll taxes would be added back to actual FCF results for short-term incentive plan attainment when and to the extent they are actually paid to the Internal Revenue Service in 2021 and 2022. As such, the amount actually paid to the Internal Revenue Service in 2021, $17.7 million in total, was added back to actual FCF results for short-term incentive plan attainment in 2021. For a further discussion of how we calculate EPS and FCF, see the “Liquidity and Capital Resources” section and Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.
The Company’s EPS and FCF for calculating incentive compensation achievement levels for 2021 were $3.93 and $178.6 million, respectively. The amounts earned by each of the Named Executive Officers in respect of the Corporate Financial Incentive under the annual incentive plan for 2021 are set forth in the table below.
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Compensation Discussion and Analysis

2021 Corporate Financial Incentive Achievement Levels

NAMED EXECUTIVE OFFICER	BASE SALARY	EPS INCENTIVE AWARD ACHIEVEMENT		FCF INCENTIVE AWARD ACHIEVEMENT		CORPORATE FINANCIAL INCENTIVE AWARDED
		(AS A % OF BASE SALARY)	(IN DOLLARS)	(AS A % OF BASE SALARY)	(IN DOLLARS)	(AS A % OF BASE SALARY)	(IN DOLLARS)
Brian Lane	$792,000	102.5%	$811,850	49.5%	$392,040	152.0%	$1,203,890
William George	$500,000	83.9%	$419,344	40.5%	$202,500	124.4%	$621,844
Trent McKenna	$400,000	83.9%	$335,475	40.5%	$162,000	124.4%	$497,475
Julie Shaeff	$317,000	60.6%	$192,013	29.3%	$92,723	89.8%	$284,736
Laura Howell	$300,000	51.3%	$153,759	24.8%	$74,250	76.0%	$228,009
INDIVIDUAL PERFORMANCE INCENTIVE
In addition to, and independent from, the Corporate Financial Incentive portion of the annual incentive plan, for 2021 each Named Executive Officer was eligible to receive the Individual Performance Incentive, which is annual incentive compensation based on the executive’s achievement of individual performance goals related to the Company’s business and strategy.
At the beginning of 2021, each Named Executive Officer, including the Chief Executive Officer, identified individual performance goals for the upcoming year. Each Named Executive Officer’s individual performance goals were discussed and identified in consultation with (i) the Chief Executive Officer, in the case of Messrs. George and McKenna and Ms. Howell, (ii) the Chief Financial Officer, in the case of Ms. Shaeff, and (iii) the Committee, in the case of Mr. Lane. These goals varied depending on the roles and responsibilities for each Named Executive Officer. For 2021, specific goals for each Named Executive Officer included:
EXECUTIVE	2021 INDIVIDUAL PERFORMANCE GOALS
Brian Lane	Grow acquired revenue
Advance strategic service growth initiatives
Improve Company-wide employee safety measure(1)
Achieve Company-wide diversity and inclusion initiative annual goals
William George	Grow acquired revenue
Improve Company-wide employee safety measure(1)
Achieve Company-wide diversity and inclusion initiative annual goals
Trent McKenna	Accomplish IT/Innovation strategic goals
Advance strategic service growth initiatives
Improve Company-wide employee safety measure(1)
Achieve Company-wide diversity and inclusion initiative annual goals
Julie Shaeff	Complete 2021 target implementations for ERP strategy
Accomplish certain professional development goals
Improve Company-wide employee safety measure(1)
Achieve Company-wide diversity and inclusion initiative annual goals
Laura Howell	Accomplish cyber security strategy priorities
Develop ESG Sustainability Report
Improve Company-wide employee safety measure(1)
Achieve Company-wide diversity and inclusion initiative annual goals

(1)
The Company-wide employee safety measure tracks Days Away, Restricted, or Transferred (“DART”), a nationally-recognized OSHA calculation determined by how many workplace injuries and illnesses resulted in employees missing work, required restricted work activities, or resulted in them being transferred to another job. In addition to the DART performance metric, the Company’s executive officers are required to attend safety training classes on an annual basis. No amount would be payable to the Named Executive Officers in respect of this safety measure if there was a work-related fatality of a Company employee during the year or if a Named Executive Officer does not attend the required safety classes. In 2021, the Company did have one work-related fatality, and no safety component credit related to the individual performance incentive was obtained in 2021.

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Compensation Discussion and Analysis

Each of the Named Executive Officers’ individual performance goals for 2021 were quantifiable and were generally composed of four levels of attainment: Minimum (25% attainment), Meets (50% attainment), Exceeds (75% attainment) and Significantly Exceeds (100% attainment). The goals were measured on a scale of 0-200% and were weighted to reflect each goal’s strategic importance. 10% of each Named Executive Officer’s Individual Performance Incentive for 2021 was based on a diversity and inclusion component.
The Chief Executive Officer and/or the General Counsel presented a summary evaluation of the level of achievement of these goals for each Named Executive Officer (other than himself or herself) to the Committee following the end of the year. In addition, each Named Executive Officer (other than Mr. Lane) received performance feedback from his or her direct supervisor throughout the year and a formal performance review at the end of the year, at which time the Named Executive Officer and his or her direct supervisor evaluated the Named Executive Officer’s satisfaction of his or her individual performance goals.
In executive session, the Committee reviewed and discussed its evaluation of Mr. Lane’s performance over the past year and the performance summaries for each other Named Executive Officer. The Committee also considered significant individual contributions beyond the pre-established goals and each executive’s overall effectiveness. Based on its evaluation of these factors, the Committee then determined the Named Executive Officer’s individual performance score. For 2021, the individual performance scores and the Individual Performance Incentive for each of the Named Executive Officers are set forth below:
2021 Individual Performance Incentive Determination

NAMED EXECUTIVE OFFICER	BASE SALARY	INDIVIDUAL PERFORMANCE INCENTIVE OPPORTUNITY (AS A % OF BASE SALARY)			INDIVIDUAL PERFORMANCE SCORE	INDIVIDUAL PERFORMANCE INCENTIVE
		THRESHOLD	TARGET	MAXIMUM		(AS A % OF BASE SALARY)	(IN DOLLARS)
Brian Lane	$792,000	1%	10%	20%	148.8%	14.9%	$117,850
William George	$500,000	1%	10%	20%	148.8%	14.9%	$74,400
Trent McKenna	$400,000	1%	10%	20%	148.8%	14.9%	$59,520
Julie Shaeff	$317,000	1%	10%	20%	178.8%	17.9%	$56,680
Laura Howell	$300,000	1%	10%	20%	138.8%	13.9%	$41,640
The Committee believes that corporate financial measures such as EPS and FCF, when taken together with an additional component to reflect individual achievement, are appropriate measures for determining annual incentive compensation. This two-part framework provided the Named Executive Officers with incentives to both achieve key Company financial goals and sustain long-term growth for the Company and also maintains the Committee’s flexibility to reward outstanding individual performance.
Long-term Incentives
In 2021, LTI grants made to the Named Executive Officers consisted of RSUs and PSUs, which are denominated in dollar amounts but, once earned, are settled in shares of Common Stock based on the market value of the Common Stock following the end of the applicable performance period. The Committee designs the components and weightings of LTI awards to encourage the achievement of key performance goals and retention and also to balance the performance metrics utilized among the Company’s performance relative to certain comparable companies, the Company’s ongoing profitability, and the performance of the Common Stock. The Committee believes that these awards promote a long-term view and further align the executive officers’ interests with those of our stockholders.
From 2012 through 2018, the Company’s executive officers were generally granted PSUs, RSUs, and stock options on an annual basis. The Committee modified the structure for LTI awards in March 2019 by removing stock options from annual LTI grants and rebalancing the awards so that 50% of the LTI grant was in the form of RSUs and 50% was in the form of PSUs, based on grant date value and, for PSUs, assuming target performance is achieved. This decision was based, in part, on input from its compensation consultant, and was the first significant structural change since the previous LTI structure was adopted in 2012. The Committee believed that removing stock options and allocating more value to the PSU and RSU awards better aligned the Company’s compensation program with peer and broader market practices. The mix provides a balanced approach to long-term retention through the use of RSU awards while still including a heavy emphasis on performance-based awards through the use of PSUs. The Company’s annual LTI grants for the Named Executive Officers in March 2021 followed this 50% RSU and 50% PSU structure.
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Compensation Discussion and Analysis

AWARD TYPE	DESCRIPTION	ALIGNMENT WITH AND KEY BENEFITS TO STOCKHOLDERS
RSUs	■ 50% of total LTI grant value ■ Vest ratably over three years	■ Value dependent upon stock price performance ■ Enhances retention of executive talent ■ Encourages long-term stock ownership
PSUs
■
50% of total LTI grant value (assuming target performance)

■
Vest following the end of a three-year performance period, contingent upon achievement of specified levels of performance measured for each year during such period

■
Dollar-denominated awards

■
Settled in shares based upon stock price following the end of the performance period

■
Performance based upon: EPS performance (50%) and TSR (defined below) performance against peers (50%)

■
Performance-based

■
EPS performance goals reward focus on sustainable year-over-year profitability

■
TSR performance goals reward focus on producing stockholder returns in excess of those produced by comparable companies

The Committee believes that LTI compensation should be correlated with salary and short-term incentive compensation. As such, the Committee uses a percentage of each executive officer’s base salary to determine the total dollar amount of the LTI compensation award to be granted to that executive each year, based on grant date values and, for PSUs, assuming target performance is achieved. The Committee determines these percentage levels by analyzing each executive officer’s tenure, responsibilities, and professional experience, recommendations from its compensation consultant based on peer group and other survey data, as described above, and the executive officer’s historical annual LTI compensation levels. For 2021, the following percentage of base salary was used for the Named Executive Officers to determine the grant date value of LTI awards: Mr. Lane, 300% of base salary; Mr. George, 160% of base salary; Mr. McKenna, 115% of base salary; Ms. Shaeff, 80% of base salary; and Ms. Howell, 75% of base salary. For 2021, following the Committee’s review of the factors described above, the grant date value of Mr. Lane’s LTI awards, as a percentage of his base salary, was increased from 250% of base salary to 300% of base salary; the grant date value of Mr. George’s LTI awards, as a percentage of his base salary, was increased from 150% of base salary to 160% of base salary; the grant date value of Mr. McKenna’s LTI awards, as a percentage of his base salary, was increased to 115% of base salary; and the grant date value of Ms. Howell’s LTI awards, as a percentage of her base salary, was increased from 60% of base salary to 75% of base salary. Mr. McKenna’s grant date values of LTI awards, as a percentage of base salary, was increased in connection with his promotion, as described in further detail in the section of this CD&A titled “2021 Promotions.” Mr. McKenna’s grant date value of LTI awards, as a percentage of base salary, prior to his promotion is not included above because he was not an executive officer prior to such promotion.
Once each executive officer’s total grant date value is determined, the number of RSUs and the value of PSUs is determined. The number of RSUs granted is determined by dividing the total dollar amount of the RSUs to be granted by the closing price of the Company’s stock on the date of grant. PSUs are denominated in dollars.
As an illustration, Mr. Lane’s 2021 award of LTI compensation was calculated as follows:
Total Amount of Award: 300% of base salary of $792,000 equals $2,376,000.
RSUs Awarded: 50% of $2,376,000 equals $1,188,000 in value of RSUs. $1,188,000 divided by $74.70 (the closing price of the Common Stock on the date of grant) equals 15,903 RSUs.
PSUs Awarded: 50% of $2,376,000 equals $1,188,000 in value of PSUs (dollar-denominated, assuming target performance).
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Compensation Discussion and Analysis

The table below sets forth the 2021 LTI awards for each of the Named Executive Officers:
NAMED EXECUTIVE OFFICER	BASE SALARY	SALARY PERCENTAGE FOR CALCULATING PLAN AWARDS	NUMBER OF RSUS AWARDED	DOLLAR VALUE OF PSUS AWARDED (AT TARGET)	VALUE OF AWARDS UNDER PLAN (AT TARGET)
Brian Lane	$792,000	300%	15,903	$1,188,000	$2,376,000
William George	$500,000	160%	5,354	$400,000	$800,000
Trent McKenna	$400,000	115%	3,078	$230,000	$460,000
Julie Shaeff	$317,000	80%	1,697	$126,800	$253,600
Laura Howell	$300,000	75%	1,506	$112,500	$225,000
PSU DESIGN
Upon vesting, PSUs will be settled in shares of Common Stock, with the number of such shares determined by dividing the dollar value of vested PSUs (which may be up to 200% of the original dollar value of such PSUs) by the market value of the Common Stock following the end of the applicable three-year performance period. PSUs are earned based on the level of achievement of the two goals set forth in the table below, both of which are measured on an annual basis over a three-year performance period, and earned PSUs vest in full upon determination of the level of achievement of the performance metrics by the Committee following the end of the applicable three-year performance period, generally subject to continued employment through the end of the three-year performance period:
PERFORMANCE MEASURE	MEASUREMENT	PERCENTAGE OF PERFORMANCE AWARD SUBJECT TO MEASURE
Earnings Per Share	■ Company’s actual EPS performance relative to pre-established EPS performance goals	■ 50%
Relative Total Shareholder Return	■ Company’s performance relative to comparable companies*	■ 50%

*
For purposes of measuring the Company’s relative total shareholder return for awards granted in 2021, the identified group of comparable companies consists of: Matrix Service Company; Primoris Services Corporation; Tutor Perini Corporation; Stantec Inc.; Dycom Industries Inc.; MasTec, Inc.; Sterling Construction, Inc.; EMCOR Group Inc.; MYR Group, Inc.; Quanta Services, Inc.; Tetra Tech Inc.; Great Lakes Dredge & Dock Corporation; Granite Construction Incorporated; Limbach Holdings, Inc.; Cornerstone Building Brands, Inc. (formerly known as NCI Building Systems Inc.); and APi Group Corporation. Based on industry analysis and feedback from financial analysts, the Company believes these companies are the most likely to compete with the Company for investment by institutional investors. This group of comparable companies is not used for benchmarking the compensation of the Company’s Named Executive Officers.

EPS: The EPS measure compares the Company’s actual EPS performance against its pre-established EPS performance goals over a three-year performance period. For this purpose, EPS is determined and calculated as described under “Annual Incentive Plan” above. For each year in the performance period, the Company’s actual EPS performance is compared against these EPS goals and expressed as a percentage. The EPS percentages for each of the three years in the performance period are then averaged together to determine the final level of EPS achievement upon which the payout, if any, will be earned.
Relative Total Shareholder Return (“TSR”): The relative TSR measure compares the Company’s TSR to the TSR of a specified group of comparable companies, and payouts are determined by the Company’s rank relative to others in the group. For each year in the three-year performance period, TSR is calculated by determining the difference between the average closing price of a company’s common stock during the first 30 consecutive days of the year and the last 30 consecutive days of the year. The calculation assumes that dividends are reinvested in additional shares. The Company’s TSR is then compared against the TSR for other companies in the group and assigned a percentile ranking. The Company’s TSR percentile ranking for each of the three years in the performance period are then averaged together to determine the final percentile ranking upon which the payout, if any, will be earned.
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Compensation Discussion and Analysis

The following chart shows the range of potential settlement of the PSUs based on the two performance measures, as a percentage of the target amount. The number of PSUs that may be earned ranges from 0% to 200% of the target award amount.
	RELATIVE TSR		EPS
PERFORMANCE LEVEL	PERCENTAGE OF TARGET EARNED	PERFORMANCE MEASURE	PERCENTAGE OF TARGET EARNED	PERFORMANCE MEASURE
Maximum	200%	75th Percentile or Above	200%	Over 120% of Target
Target	100%	50th Percentile	100%	100% of Target
Threshold	50%	25th Percentile	25%	70% of Target
Below Threshold	0%	Below 25th Percentile	0%	Below 70% of Target
PSU AWARDS WITH PERFORMANCE PERIOD ENDING IN 2021
PSU awards granted in 2019 with a 2019-2021 performance period were settled in early 2022. The following table shows the EPS and TSR levels achieved over such awards’ three-year performance period and the payout factor for these awards.
	2019	2020	2021	3 YEAR AVERAGE	PAYOUT FACTOR (% OF TARGET)
EPS	97%	129%	129%	118%	191%
TSR	40%	47%	93%	60%	140%
Rule of 75
The “Rule of 75” provides that if an executive officer retires from the Company at a time when the sum of his or her age and his or her years of service at the Company is greater than or equal to 75, then upon the executive’s retirement, the executive will have been deemed to have satisfied the continuous employment requirement for any equity award to vest. Pursuant to the Rule of 75, all performance-based equity awards will continue to be earned only if the applicable performance measures are satisfied and only up to a maximum of target value, but the requirement that the executive be employed by the Company at the time of vesting based on performance will be deemed to be satisfied. As of December 31, 2021, Messrs. Lane and George and Ms. Shaeff satisfied the Rule of 75.
Health and Retirement Benefits
The Company’s health and retirement plans include medical, dental, life, disability and accidental death and dismemberment coverage, and eligibility to participate in the Company’s 401(k) retirement plan. The Company’s benefit programs are designed to be competitive with those of other similarly-sized and -situated companies. The plans offered to the Company’s executive officers are broad-based plans available to all full-time employees. Under the Company’s 401(k) retirement plan, the Company matches an employee’s pre-tax contributions to the plan at a rate of 50% of up to 5% of an employee’s eligible pay or up to the maximum allowed contribution pursuant to the Internal Revenue Code of 1986, as amended (the “Code”).
Perquisites
The Company generally does not provide perquisites to its executive officers that are not provided to other employees. However, the Company does provide increased levels of disability and life insurance coverage that are only available to executive officers of the Company. The Company pays these increased premiums on behalf of the executive officers.
Change in Control and Severance Benefits
The Named Executive Officers and other members of senior management serve as at-will employees of the Company without any guaranteed period of employment. However, the Committee believes that an executive severance policy paired with change in control agreements provide appropriate protections to attract and retain qualified and talented individuals to serve as the Company’s executive officers, permit the Company’s executive officers to focus fully on improving the Company’s operations and long-term success, and protect stockholder value by providing continuity of management during any transition period. The severance and change in control benefits are intended to be set at market-competitive levels and help ensure that the Company can attract and retain talented executive officers. These benefits also help ensure that executive officers remain focused on maximizing stockholder value in the context of an actual or potential transaction that might result in the loss or the diminution of their current
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Compensation Discussion and Analysis

positions. The Company believes that these benefits are reasonable and ultimately benefit stockholders. The executive severance policy and change in control agreements are more fully described below under “Potential Payments Upon Termination or Change in Control.”
Stock Ownership Requirements
The Company’s stock ownership requirements provide that within three years of being appointed as an executive officer, or being promoted to such a position, an executive is required to beneficially own Common Stock, taking into account all outstanding vested and unvested stock options, RSUs, PSUs, and shares of stock, having a market value or cost basis, whichever is higher, equal to at least the following multiple of his or her base salary (for purposes of calculating this multiple, the actual compensation expense incurred by the Company related to the equity award is used only if it is greater than the current market value of the Common Stock subject to the equity award):
As of December 31, 2021, each of our executive officers was in compliance with the stock ownership requirements.
Executive Compensation Recovery, or “Clawback,” Policy
The Company’s executive compensation recovery, or “clawback,” policy provides that, to the extent permitted by applicable law, the Board may seek to recoup—or “claw back”—any cash compensation paid to executive officers and certain other employees identified by the Board where the payment was predicated upon the achievement of certain financial results that were satisfied based upon such individual’s intentional, fraudulent, or illegal conduct. The Board has the sole discretion to determine whether an individual’s conduct has or has not met any particular standard of conduct. The Board may, in its sole discretion after considering the best interests of the Company, determine not to recover such payment. In the event that a restatement of the Company’s financial statements is required, the Company will seek to recover any compensation received by the Chief Executive Officer and Chief Financial Officer that is required to be recovered by Section 304 of the Sarbanes-Oxley Act of 2002.
Anti-Hedging/Pledging Policy
Our Insider Trading Window Policy prohibits our directors, executive officers, and other employees from, among other things, engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds that may permit them to continue to own Company stock, but without the full risks and rewards of ownership. No categories of hedging transactions are specifically permitted by this policy. Our Insider Trading Window Policy also prohibits our directors, executive officers, and other employees from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Risk Considerations in our Compensation Policies
The Committee regularly reviews our various compensation programs and has concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company or our stockholders. In reaching this conclusion, the Committee considered the following: (i) the use of balanced performance targets; (ii) the Company’s “clawback” policy; (iii) the Company’s stock ownership requirements; (iv) the use of EPS performance metrics that are uniformly applied to all executive officers; (v) a three-year vesting period for LTI compensation; and (vi) the Company’s anti-hedging/pledging policy.
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Compensation Discussion and Analysis

Impact of Accounting and Tax Treatment on Compensation
Section 162(m) of the Code (“Section 162(m)”) generally disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year payable to certain executive officers, subject to certain grandfathering rules for compensation arrangements in effect on November 2, 2017 and not materially modified thereafter. The Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive officers and other key employees that are important to the Company’s success. Accordingly, the Committee has authorized and will continue to authorize compensation payments that are limited, in full or in part, as to tax deductibility.
The Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity plans and programs. If accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.
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Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on its review and discussions, the committee recommended to the Company’s Board of Directors the inclusion of the Compensation Discussion and Analysis in the Company’s 2022 proxy statement. This report is provided by the following independent directors, who comprise the Compensation and Human Capital Committee.
Members of the Compensation and Human Capital Committee
Alan P. Krusi (Chair)
Darcy G. Anderson
William J. Sandbrook
Constance E. Skidmore
Vance W. Tang
Cindy L. Wallis-Lage
The preceding “Compensation and Human Capital Committee Report” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company incorporates it by reference into such filing.
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SUMMARY OF EXECUTIVE COMPENSATION
The following table includes information regarding the compensation paid or awarded to, or earned by, the Named Executive Officers for each of 2021, 2020, and 2019 or for such shorter period for which disclosure is required under SEC rules. For more information about the components of total compensation for 2021, please refer to the following subsections of the CD&A:
■
“Base Salary” for information about salary;

■
“Annual Incentive Plan” for information about short-term incentives;

■
“Long-term Incentives” for information about equity grants; and

■
“Health and Retirement Benefits” and “Perquisites” for information about other compensation.

Mr. McKenna was promoted to Chief Operating Officer effective on January 1, 2021 and was not a named executive officer for 2019 or 2020. As a result, the Summary Compensation Table only includes compensation for Mr. McKenna for 2021.
Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	STOCK AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Brian Lane,	2021	$792,000	$2,375,954	$1,321,739	$13,394	$4,503,087
President and Chief	2020	$765,000	$1,912,479	$1,369,350	$13,173	$4,060,002
Executive Officer	2019	$740,000	$1,849,959	$819,702	$13,142	$3,422,803
William George,	2021	$500,000	$799,944	$696,244	$9,936	$2,006,124
Executive Vice President	2020	$483,000	$724,458	$748,650	$9,577	$1,965,685
and Chief Financial Officer	2019	$468,500	$702,749	$505,476	$8,396	$1,685,121
Trent McKenna,	2021	$400,000	$459,927	$556,995	$8,423	$1,425,345
Executive Vice President	2020	—	—	—	—	—
and Chief Operating Officer	2019	—	—	—	—	—
Julie Shaeff,	2021	$317,000	$253,566	$341,415	$8,962	$920,943
Senior Vice President and	2020	$307,000	$245,592	$346,910	$8,397	$907,898
Chief Accounting Officer	2019	$297,500	$237,963	$203,592	$8,122	$747,177
Laura Howell,	2021	$300,000	$224,998	$269,649	$7,527	$802,175
Senior Vice President,	2020	$265,000	$158,996	$206,038	$7,213	$637,246
General Counsel, and Secretary	2019	$240,000	$119,950	$115,114	$7,378	$482,442

(1)
Reflects the aggregate grant date fair value of PSUs and RSUs granted to the Named Executive Officers in the applicable year. The aggregate grant date fair value of these awards was computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. See Note 13 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, and see Note 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2020 and December 31, 2021, as applicable, for a discussion of the relevant assumptions used in calculating the value of these awards. For these purposes, the grant date fair value of the PSUs is computed based on performance at the target level, the probable outcome of the performance conditions as of the date of grant. The aggregate grant date fair value will likely vary from the actual amount the Named Executive Officers receive in respect of the PSUs and RSUs, based on a number of factors, including stock price fluctuations and variances from valuation assumptions.

The PSUs are denominated in dollars and, to the extent they are earned and vest, will be settled in Common Stock based on the market value of the Common Stock following the applicable performance period. PSUs are earned if, and to the degree that, the Company meets certain objective, pre-established performance goals relating to total shareholder return compared to a specified group of comparable companies and EPS performance each year over a three-year performance period and generally vest only if the Named Executive Officer remains employed by the Company through such performance period. The aggregate grant date fair value of the PSUs granted during 2021, assuming achievement of the highest level of performance, was $2,376,000 for Mr. Lane, $800,000 for Mr. George, $460,000 for Mr. McKenna, $253,600 for Ms. Shaeff, and $225,000 for Ms. Howell. The aggregate grant date fair value of the PSUs granted during 2020, assuming achievement of the highest level of performance, was $1,912,500 for Mr. Lane, $724,500 for Mr. George, $245,600 for Ms. Shaeff, and $159,000 for Ms. Howell. The aggregate grant date fair value of the PSUs granted during 2019, assuming achievement of the highest level of performance, was $1,850,000 for Mr. Lane, $702,750 for Mr. George, $238,000 for Ms. Shaeff, and $120,000 for Ms. Howell.
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SUMMARY OF EXECUTIVE COMPENSATION

The RSUs are scheduled to vest over three years, generally subject to the Named Executive Officer’s continued employment with the Company on the applicable vesting date.
(2)
Reflects annual incentive plan awards earned in the applicable year based upon the satisfaction of specified performance goals. For more information on the annual incentive compensation paid to Named Executive Officers for 2021, see the subsection of the CD&A titled “Annual Incentive Plan.”

(3)
Reflects the following amounts for 2021:

	401(K) MATCH	EXECUTIVE DISABILITY & GROUP TERM LIFE(A)	FITNESS(B)
Brian Lane	$7,000	$6,394	$0
William George	$7,000	$2,696	$240
Trent McKenna	$7,250	$933	$240
Julie Shaeff	$7,250	$1,712	$0
Laura Howell	$7,000	$527	$0

(A)
Reflects group term life insurance and disability premiums paid by the Company on behalf of each of the Named Executive Officers.

(B)
Reflects reimbursement of health-club dues pursuant to a wellness plan available to all employees in the Company’s corporate headquarters.

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GRANTS OF PLAN-BASED AWARDS
The following table provides information concerning awards granted under the Company’s annual incentive plan and equity incentive plan during 2021 for the Named Executive Officers. For further information related to grants of plan-based awards, see the section of the CD&A titled “Annual Incentive Plan” and the section of the CD&A titled “Long-term Incentives.”
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(4)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)
Brian Lane		$182,160	$950,400	$1,465,200	—	—	—	—	—
	3/10/21	—	—	—	$148,500	$1,188,000	$2,376,000	—	$1,188,000
	3/10/21	—	—	—	—	—	—	15,903	$1,187,954
William George		$95,000	$500,000	$775,000	—	—	—	—	—
	3/10/21	—	—	—	$50,000	$400,000	$800,000	—	$400,000
	3/10/21	—	—	—	—	—	—	5,354	$399,944
Trent McKenna		$76,000	$400,000	$620,000	—	—	—	—	—
	3/10/21	—	—	—	$28,750	$230,000	$460,000	—	$230,000
	3/10/21	—	—	—	—	—	—	3,078	$229,927
Julie Shaeff		$44,380	$237,750	$372,475	—	—	—	—	—
	3/10/21	—	—	—	$15,850	$126,800	$253,600	—	$126,800
	3/10/21	—	—	—	—	—	—	1,697	$126,766
Laura Howell		$36,000	$195,000	$307,500	—	—	—	—	—
	3/10/21	—	—	—	$14,063	$112,500	$225,000	—	$112,500
	3/10/21	—	—	—	—	—	—	1,506	$112,498

(1)
Reflects amounts payable under 2021 annual incentive plan awards based on individual and Company performance for 2021, which are described in greater detail in the subsection of the CD&A titled “Annual Incentive Plan.” Goals under the Individual Performance Incentive component of annual incentive plan awards are measured on a scale of 0%-200% and do not have a threshold payment level. For purposes of this table, it is assumed that each executive officer realizes 10% of the Individual Performance Incentive at threshold, 100% at target, and 200% at maximum.

(2)
Reflects amounts payable under dollar-denominated PSUs granted as part of each Named Executive Officer’s 2021 LTI awards based on the satisfaction of Company performance goals applicable to the PSUs. The threshold amount is calculated based on the minimum amount that an executive officer could earn with respect to the PSUs, calculated as if the EPS performance goal were achieved at the minimum level of performance that would result in a portion of the PSUs being earned and as if the minimum level of performance to earn PSUs based on the relative TSR performance goal was not achieved. For additional information about the PSU awards, see footnote 1 of the Summary Compensation Table and the subsection of the CD&A titled “Long-term Incentives.”

(3)
Reflects RSUs granted as part of each Named Executive Officer’s 2021 LTI awards. For additional information about the RSU awards, see footnote 1 of the Summary Compensation Table and the subsection of the CD&A titled “Long-term Incentives.”

(4)
Reflects the grant date fair value of LTI awards, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For the PSUs, the value is determined as the value at the grant date based on the probable outcome of the performance conditions. For a discussion of valuation assumptions, see Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, and for the maximum value of these awards at grant, see footnote 1 to the Summary Compensation Table above.

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EQUITY AWARDS
As discussed in further detail above, each of the Named Executive Officers was granted RSUs and PSUs in 2021. The RSUs granted to the Named Executive Officers vest ratably in equal annual installments over three years and dollar-denominated PSUs are earned based on the achievement of relative TSR and EPS performance goals and, to the extent earned, cliff vest after three years, in each case, generally subject to the Named Executive Officer’s continued employment with the Company.
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OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table provides information concerning unexercised stock options, unvested RSUs, and unvested dollar-denominated PSUs held by the Named Executive Officers on December 31, 2021.
	OPTION AWARDS				NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(2)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(4)	MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED($)(5)
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Brian Lane	—	—	—	—
					36,920	$3,652,865
					15,475	$1,531,104
							19,329	$1,912,500
							24,014	$2,376,000
William George	16,371	—	$30.36	03/23/2026
	15,422		$36.25	03/08/2027
	14,514		$42.50	03/07/2028
					13,322	$1,318,079
					5,878	$581,614
							7,322	$724,500
							8,085	$800,000
Trent McKenna	2,939	—	$30.36	03/23/2026
	3,076		$36.25	03/08/2027
	2,310		$42.50	03/07/2028
					7,546	$746,601
					3,293	$325,878
							4,107	$406,350
							4,649	$460,000
Julie Shaeff	1,067	—	$16.15	03/19/2024
	1,030		$19.67	03/25/2025
	3,420		$30.36	03/23/2026
	2,393		$36.25	03/08/2027
	4,939		$42.50	03/07/2028
					4,397	$435,039
					1,990	$196,974
							2,482	$245,600
							2,563	$253,600
Laura Howell	—	—	—	—
					3,145	$311,166
					1,003	$99,315
							1,607	$159,000
							2,274	$225,000

(1)
No Named Executive Officer held any unexercisable options as of December 31, 2021.

(2)
Mr. Lane’s 36,920 unvested RSUs consist of 18,772 RSUs scheduled to vest on April 1st of 2022, 12,847 RSUs scheduled to vest on April 1st of 2023, and 5,301 RSUs scheduled to vest on April 1st of 2024, in each case, generally subject to his continued employment with the Company through the applicable vesting date.

Mr. George’s 13,322 unvested RSUs consist of 6,895 RSUs scheduled to vest on April 1st of 2022, 4,642 RSUs scheduled to vest on April 1st of 2023, and 1,785 RSUs scheduled to vest on April 1st of 2024, in each case, generally subject to his continued employment with the Company through the applicable vesting date.
Mr. McKenna’s 7,546 unvested RSUs consist of 3,891 RSUs scheduled to vest on April 1st of 2022, 2,629 RSUs scheduled to vest on April 1st of 2023, and 1,026 RSUs scheduled to vest on April 1st of 2024, in each case, generally subject to his continued employment with the Company through the applicable vesting date.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 51

OUTSTANDING EQUITY AWARDS AT YEAR-END

Ms. Shaeff’s 4,397 unvested RSUs consist of 2,297 RSUs scheduled to vest on April 1st of 2022,1,534 RSUs scheduled to vest on April 1st of 2023, and 566 RSUs scheduled to vest on April 1st of 2024, in each case, generally subject to her continued employment with the Company through the applicable vesting date.
Ms. Howell’s 3,145 unvested RSUs consist of 1,514 RSUs scheduled to vest on April 1st of 2022, 1,129 RSUs scheduled to vest on April 1st of 2023, and 502 RSUs scheduled to vest on April 1st of 2024, in each case, generally subject to her continued employment with the Company through the applicable vesting date.
The number of units in the bottom most row of this column for each Named Executive Officer relates to the PSU awards granted for the 2019-2021 performance period. The three-year average performance payout factor for the EPS component of these awards was 191%. The three-year average performance payout factor for the relative TSR component of these awards was 140%. For purposes of this table, the number of units has been determined by dividing the cash value of the portion of the awards earned based on actual performance by $98.94, the closing price of a share of Common Stock on December 31, 2021. The actual number of shares that were delivered in respect of these awards was determined by dividing the cash value of the awards earned based on actual performance by $91.16, the closing price of a share of Common Stock on March 23, 2022, the date on which the performance was determined by the Compensation and Human Capital Committee.
(3)
The market value is based on the closing price of a share of Common Stock as of December 31, 2021 ($98.94) for unvested RSUs, and is based on the actual dollar amount earned under the PSU awards for the 2019-2021 performance period, given that these awards are dollar-denominated awards.

(4)
The number of shares in this column relates to outstanding PSU awards for the 2020-2022 and 2021-2023 performance periods, with the PSU awards for the 2021-2023 performance period in the bottom most row of this column for each Named Executive Officer. The number of shares underlying PSU awards is determined by calculating the market value of shares of Common Stock underlying such PSU awards assuming maximum performance is achieved, as described in more detail in footnote 5 below, divided by the closing price of a share of Common Stock on December 31, 2021 ($98.94). The actual number of shares that will be delivered in respect of outstanding PSU awards will depend on the performance achieved for the relevant performance periods and the market value of shares of Common Stock on the date of delivery.

(5)
PSU awards are denominated in dollar amounts and are settled by delivery of shares of Common Stock following the end of the applicable performance period. PSU awards are subject to both time-based and performance-based vesting and vest only to the extent that the relevant performance metrics are achieved during the applicable performance period. Thus, at any time prior to the end of the applicable performance period, the exact number of shares of Common Stock underlying unvested PSU awards is not readily identifiable. Instead, the Company has included the dollar value that a Named Executive Officer would earn under outstanding PSU awards for each of the 2020-2022 and 2021-2023 performance periods assuming achievement of maximum performance.

52 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

OPTION EXERCISES AND STOCK VESTED
The following table provides information on option exercises and stock vested in 2021 related to the Named Executive Officers and the resulting value realized.
	OPTION AWARDS		RSU AWARDS		PSU AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(3)
Brian Lane	100,815	$4,909,665	16,835	$1,272,053	12,242	$914,477
William George	59,841	$3,959,642	6,593	$498,167	5,405	$403,754
Trent McKenna	19,000	$953,331	3,714	$280,630	3,094	$231,122
Julie Shaeff	5,943	$390,621	2,236	$168,952	1,839	$137,373
Laura Howell	—	$—	1,309	$98,908	—	$—

(1)
The value realized on the exercise of stock options is the difference between (a) the price at which the shares of Common Stock were sold upon exercise of the stock option on the date of exercise (or, if inapplicable due to a cash exercise, the closing price of the Common Stock on the date of exercise), and (b) the exercise price of the option.

(2)
The value realized on the vesting of RSU awards is determined based on the average of the high and low price of the Common Stock on the vesting date.

(3)
Represents PSUs that were earned with respect to the 2018-2020 performance period and that were settled in early 2021. The value realized on the vesting of PSU awards is calculated based on the closing price of the Common Stock on March 10, 2021, the date on which the performance was determined by the Compensation and Human Capital Committee.

Pension Benefits
We currently have no defined benefit pension plans.
Nonqualified Deferred Compensation
We currently have no defined contribution plans that provide for the deferral of compensation on a basis that is not tax-qualified.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 53

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company maintains an Executive Severance Policy that covers the Named Executive Officers and other key employees and has entered into change in control agreements with each Named Executive Officer, as described below. Under the Executive Severance Policy, in addition to providing outplacement assistance of up to $50,000 and reimbursing former executive officers’ insurance premiums for continuing COBRA coverage under the Company’s policies for up to 12 months if they do not have insurance coverage available through another employer, the Company will pay the following lump-sum amount if an executive officer’s employment is terminated by the Company without cause, and not due to death or disability:
■
Two times the sum of current base salary plus bonus (the greater of the average annual incentive plan bonus paid during the last three years or the annual incentive plan bonus for the year of termination of employment, determined following completion of the applicable performance period pursuant to the goals established for such bonus) for the Chief Executive Officer or the President;

■
One and one-half times such amounts for the Chief Financial Officer, Chief Operating Officer, or an Executive Vice President;

■
One times such amounts for the Chief Accounting Officer, Chief Legal Officer or General Counsel, and certain specified Senior Vice Presidents; and

■
One-half times such amounts for any other employees who have been subject to reporting under Section 16 of the Exchange Act while employed by the Company or who have been otherwise designated by the Compensation and Human Capital Committee to participate in the plan, but not at a different participation level.

In the case of death or disability, the Executive Severance Policy provides for the Company’s payment of a one-time lump-sum amount equal to the executive’s annual base salary reduced by any benefits payable under Company-paid life or disability insurance policies. No amounts are paid under the policy on a voluntary termination of employment or a termination of employment by the Company for cause.
The change in control agreements with the Named Executive Officers provide severance benefits in connection with certain qualifying terminations following a change in control. Severance benefits under the change in control agreements are triggered in case of a termination of employment by the Company (or its successor) without cause or by the executive for good reason, in each case, within 12 months following the change in control event. The current change in control agreements with Messrs. Lane and George and Ms. Shaeff also provide for severance benefits if the executive resigns from the Company (with or without good reason) within 90 days following the change in control event. As we have previously disclosed, new change in control agreements entered into after February 2014 do not include this feature, and, as such, it is not included in either Mr. McKenna’s or Ms. Howell’s change in control agreement. These agreements provide for the Company’s payment of the following lump-sum amount to the Named Executive Officers upon a qualifying termination of employment within 12 months following a change in control event, in addition to reimbursement of former executive officers’ insurance premiums for continuing COBRA coverage under the Company’s policies for up to 12 months if they do not have insurance coverage available through another employer:
■
Two times the sum of current base salary plus bonus (the greater of the average incentive plan bonus paid during the last three years or annual incentive plan bonus for the year of termination of employment, determined following completion of the applicable performance period pursuant to the goals established for such bonus) for Messrs. Lane, George, and McKenna; and

■
One times such amounts for Mses. Shaeff and Howell.

Under the change in control agreements, Messrs. Lane and George and Ms. Shaeff may be entitled to so-called golden parachute excise tax gross ups in connection with change in control payments in certain circumstances. The Company eliminated the practice of providing for gross-up payments in change in control or other agreements on a going-forward basis, starting in 2013.
Under the change in control agreements, unvested equity awards held by the Named Executive Officers vest in full upon a change in control, with PSUs vesting at target levels.
Regardless of the reason for termination, the Named Executive Officers must execute a release of claims and are subject to a one-year non-compete agreement in order to receive any severance benefits under the change in control agreements or Executive Severance Policy.
As described above, holders of outstanding equity awards who meet the age and service requirements under the “Rule of 75” will, upon the holder’s retirement, be deemed to have satisfied the continuous employment requirement
54 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

for any equity awards held by them to vest. Pursuant to the Rule of 75, all performance-based equity awards will continue to be earned only if the applicable performance measures are satisfied and only up to a maximum of target value, but the requirement that the executive be employed by the Company at the time of vesting based on performance will be deemed to have been satisfied. As of December 31, 2021, Messrs. Lane and George and Ms. Shaeff satisfied the Rule of 75.
If Mr. Lane had retired on December 31, 2021, he would be deemed to have satisfied the continuous employment requirement for purposes of vesting in: (1) 36,920 RSUs, 18,772 of which would vest on April 1, 2022, 12,847 of which would vest on April 1, 2023, and 5,301 of which would vest on April 1, 2024; and (2) if applicable performance measures are satisfied, PSUs granted in 2019 with a target value of $925,000, PSUs granted in 2020 with a target value of $956,250, and PSUs granted in 2021 with a target value of $1,188,000, each of which would vest in the year following the performance period, to the extent earned based on performance and only up to target value, on the date on which the performance is determined by the Compensation and Human Capital Committee.
If Mr. George had retired on December 31, 2021, he would be deemed to have satisfied the continuous employment requirement for purposes of vesting in: (1) 13,322 RSUs, 6,895 of which would vest on April 1, 2022, 4,642 of which would vest on April 1, 2023, and 1,785 of which would vest on April 1, 2024; and (2) if applicable performance measures are satisfied, PSUs granted in 2019 with a target value of $351,375, PSUs granted in 2020 with a target value of $362,250, and PSUs granted in 2021 with a target value of $400,000, each of which would vest in the year following the performance period, to the extent earned based on performance and only up to target value, on the date on which the performance is determined by the Compensation and Human Capital Committee.
If Ms. Shaeff had retired on December 31, 2021, she would be deemed to have satisfied the continuous employment requirement for purposes of vesting in: (1) 4,397 RSUs, 2,297 of which would vest on April 1, 2022, 1,534 of which would vest on April 1, 2023, and 566 of which would vest on April 1, 2024; and (2) if applicable performance measures are satisfied, PSUs granted in 2019 with a target value of $119,000, PSUs granted in 2020 with a target value of $122,800, and PSUs granted in 2021 with a target value of $126,800, each of which would vest in the year following the performance period, to the extent earned based on performance and only up to target value, on the date on which the performance is determined by the Compensation and Human Capital Committee.
Summary of Potential Payments
The following table provides the lump-sum payments that would have been made to each Named Executive Officer if his or her employment had been terminated on December 31, 2021 by the Company without cause, or by reason of the Named Executive Officer’s death or disability, in each case, other than in connection with a change in control.
	FOR CAUSE	DEATH(1)	DISABILITY(2)	WITHOUT CAUSE(3)
Brian Lane	$0	$792,000	$792,000	$4,271,780
William George	$0	$500,000	$500,000	$1,839,303
Trent McKenna	$0	$400,000	$400,000	$1,477,973
Julie Shaeff	$0	$317,000	$317,000	$699,018
Laura Howell	$0	$300,000	$300,000	$600,537

(1)
The Company maintains life insurance for each of the Named Executive Officers in an amount equal to the Named Executive Officer’s annual base salary, up to a maximum of $500,000. The death benefit contained in the Executive Severance Policy is paid net of insurance proceeds.

(2)
The Company maintains disability insurance for each of the Named Executive Officers in an amount equal to the Named Executive Officer’s annual base salary, up to a maximum of $500,000. The disability benefit contained in the Executive Severance Policy is paid net of insurance proceeds.

(3)
Consists of two times the sum of current base salary plus bonus (the greater of the average annual incentive plan bonus paid during the last three years or the annual incentive plan bonus for the year of termination of employment, determined following completion of the applicable performance period pursuant to the goals and objectives established for such bonus) for Mr. Lane; one and one-half times such amounts for Messrs. George and McKenna; and one times such amounts for Mses. Shaeff and Howell. In addition, the following amounts are included in the total for each executive as an estimate of one year of COBRA premium reimbursements payable by the Company to the Named Executive Officer over the 12-month period following termination: Mr. Lane—$19,302; Mr. George—$19,938; Mr. McKenna—$17,481; Ms. Shaeff—$15,603; and Ms. Howell—$5,887. These COBRA reimbursements would be made by the Company to the Named Executive Officer, and they would cease if the Named Executive Officer obtained other insurance coverage. In no event would these COBRA premium reimbursements be paid for more than 12 months. The total amount also reflects an estimate of $25,000 for outplacement services, which services are provided for in the Executive Severance Policy in an amount not to exceed $50,000.

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 55

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table provides the value of the accelerated vesting of equity awards that would have been received by each Named Executive Officer in connection with a change in control, and the amount of the lump-sum payout to each Named Executive Officer if his or her employment had been terminated in a qualifying termination, as described above, in connection with a change in control, assuming such change in control and qualifying termination occurred on December 31, 2021.
	CASH(1)	VALUE OF EARLY VESTING EQUITY(2)	EXCISE TAX GROSS UP(3)	Total Value
Brian Lane	$4,246,780	$6,722,115	$0	$10,968,895
William George	$2,412,425	$2,431,704	$0	$4,844,129
Trent McKenna	$1,931,471	$1,376,651	$0	$3,308,122
Julie Shaeff	$674,018	$803,639	$0	$1,477,658
Laura Howell	$575,537	$563,166	$0	$1,138,703

(1)
Consists of two times the sum of current base salary plus bonus (the greater of the average incentive plan bonus paid during the last three years or the current annual incentive plan bonus for 2021) for Messrs. Lane, George, and McKenna and one times such amounts for Mses. Shaeff and Howell. The amount listed also includes payments made as reimbursements for COBRA premiums for a one-year period after the change in control event; these payments would be made as reimbursements by the Company to the Named Executive Officer, and would cease if the Named Executive Officer obtained other insurance coverage.

(2)
The value of the acceleration of unvested time-based RSUs is determined by multiplying the number of shares underlying the award by the closing price of a share of Common Stock on December 31, 2021 ($98.94). The value of PSUs for the 2019-2021, 2020-2022, and 2021-2023 performance periods has been determined by assuming that the awards vest and are paid out at target levels of performance.

(3)
Reflects the estimated amount of the gross-up for excise taxes imposed under Section 4999 of the Code.

56 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information about the Company’s equity compensation plans as of December 31, 2021.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity compensation plans approved by security holders	538,318(1)	$34.97(2)	1,870,372
Equity compensation plans not approved by security holders	—	—	—
Total	538,318		1,870,372(3)

(1)
Includes 70,492 stock options and 230,822 shares of time-vested restricted stock units that have been granted but remain unvested as of December 31, 2021, determined by treating each share underlying a stock option as one share and each share underlying such time-vested restricted stock unit awards as two shares. Additionally, 237,004 shares of Common Stock may be issued upon the achievement of certain performance conditions under outstanding PSU awards. The PSU awards are dollar-denominated and paid in shares based on the market value of the shares following the end of the performance period for such awards; for purposes of this table, the number of shares underlying outstanding PSU awards has been estimated based on current estimated achievement of the performance conditions applicable to the awards and the closing market price of the Company’s stock on December 31, 2021. The Company has no other securities to be issued upon exercise of outstanding options, warrants, or rights.

(2)
Restricted stock units and PSUs are not factored into this average.

(3)
Reflects shares that are part of a fungible share plan, which means that each share granted that is not an option or a SAR is counted against the plan as two (2.0) shares.

COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 57

RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN COMPANY EMPLOYEE COMPENSATION
As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.
For 2021, our last completed fiscal year:
■
The median of the annual total compensation of all employees of the Company (other than our Chief Executive Officer) was $75,395; and

■
The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included elsewhere in this proxy statement, was $4,503,087.

Based on this information, for 2021, the ratio of annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees is estimated to be 59.73 to 1.

As permitted by SEC rules, in determining this ratio, we used the same “median employee” that we used for purposes of calculating our pay ratio for 2020 because there have been no changes in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. For 2020, to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, we took the following steps:
■
We determined that, as of December 31, 2020, our employee population consisted of approximately 10,528 individuals, all of whom were located in the United States. This population consisted of all of our full-time, part-time, and seasonal employees. This population does not include independent contractors or leased workers who were engaged through an unaffiliated third-party staffing agency. We also excluded approximately 1,013 employees of Starr Electric Company, Incorporated and each of its wholly-owned subsidiaries, TAS Energy Inc. and each of its wholly-owned subsidiaries, and Tennessee Electric Company, Inc., which are companies that we acquired during 2020 in transactions that closed on February 1, 2020, April 1, 2020, and December 31, 2020, respectively.

■
To identify the median employee from our employee population, we used the amount of salary, wages, bonuses, commissions, and overtime pay of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2020. Because only a small portion of Company employees receive grants of equity awards, when identifying the median employee we did not take into account any amounts reported on the employees’ Forms W-2 for 2020 with respect to stock option exercises or the vesting of equity awards. We also did not annualize the compensation of any individuals who were employed for less than the full calendar year.

■
We identified our median employee using this compensation measure, which was consistently applied to all of our employees who were included in the calculation. Since all of our employees are located in the United States, as is our Chief Executive Officer, we did not make any cost-of-living adjustments in identifying the median employee.

For 2021, we calculated this same employee’s compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $75,395. The difference between such employee’s salary, wages, bonuses, commissions, and overtime pay reflected in such employee’s Form W-2 and the employee’s annual total compensation represents matching contributions by the Company to such employee’s account under the Company’s 401(k) Plan.
With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of our 2021 Summary Compensation Table included in this proxy statement.
The Company recognizes that employees are a key asset and are vital to the Company’s continued success. In addition to the Company’s commitment to provide fair and equitable wages and benefits to employees, the Company also periodically conducts formal and informal surveys at all levels of the organization to gauge employee satisfaction and engagement.
58 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors of the Company oversees the Company’s financial reporting process on behalf of the Board of Directors. The committee is made up solely of independent directors, as defined in the applicable NYSE and SEC rules, and it operates under a written charter, amended and effective as of May 2021, reviewed as of March 2022, and approved by the Board of Directors, which is available under the “Governance” tab on the Company’s website at http://investors.comfortsystemsusa.com.
Management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report with management. The discussion explored the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of each of the key disclosures in the financial statements.
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with management and with the Company’s independent auditors, Deloitte & Touche LLP, the audited financial statements of the Company for the year ended December 31, 2021. The committee discussed with Deloitte & Touche LLP, who is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, such matters as are required to be discussed by Statement on Auditing Standards No. 16, as amended (Communications with Audit Committees), relating to the conduct of the audit. The Audit Committee also has discussed with Deloitte & Touche LLP the auditors’ independence from the Company and its management, including the matters in the written disclosures the committee received from the independent auditors, in compliance with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the committee has considered the compatibility of non-audit services with the auditors’ independence.
The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The committee meets regularly with the external auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the content and quality of the Company’s financial reporting. Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021 and for filing with the SEC.
Members of the Audit Committee
Pablo G. Mercado (Chair)
Herman E. Bulls
Franklin Myers
William J. Sandbrook
Constance E. Skidmore
Cindy L. Wallis-Lage
The preceding “Report of the Audit Committee” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company incorporates it by reference into such filing.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 59

Other Information
Compensation and Human Capital Committee Interlocks and Insider Participation
Messrs. Anderson, Bulls, Krusi, Myers, Sandbrook, and Tang, and Mses. Skidmore and Wallis-Lage, none of whom is or was an officer or employee of the Company or any of our subsidiaries through 2021, served on the Compensation and Human Capital Committee during 2021. None of the Company’s executive officers serve on the board of directors or Compensation and Human Capital Committee, or any other committee serving an equivalent function, of another company that employs any member of the Board.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s directors, officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely upon review of the copies of such reports furnished to the Company during the year ended December 31, 2021, all directors, officers, and beneficial holders of more than 10% of any class of equity securities of the Company complied with all filing requirements, except it was determined that the Company failed to timely report via Form 4 the sale by Ms. Skidmore of 3,000 shares in December 2021, which transaction was effected pursuant to a Rule 10b5-1 plan adopted by Ms. Skidmore in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.
Householding of Stockholder Materials
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or Annual Report to Stockholders may have been sent to multiple stockholders in the same household unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of either document to any stockholder upon written request to the Company at the following address: Comfort Systems USA, Inc., Office of the General Counsel, 675 Bering Drive, Suite 400, Houston, Texas 77057 or upon oral request directed to the Company’s Office of the General Counsel at (713) 830-9600. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact the stockholder’s bank, broker, or other nominee record holder, or contact the Company by writing to the above address or by oral request at the above telephone number.
Certain Relationships and Related Transactions
In March 2011, the Board adopted a written Related Person Transactions Policy that codifies the Company’s policies and procedures regarding the identification, review, consideration, and approval or ratification of “related person transactions.” For purposes of this policy only, a “related party transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which the Company and any “related person” are, were, or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation directly paid to a Named Executive Officer or director for services provided directly to the Company in their role as an employee or director shall not be considered related person transactions under the policy. A “related person” is any executive officer, director, or more than 5% stockholder of the Company, including any immediate family members of such persons, and any entity owned or controlled by such persons.
Under the Company’s Related Person Transactions Policy, where a transaction has been identified as a potential related person transaction, the Company’s management shall present such potential related person transaction to the Audit Committee for review, consideration, and approval or ratification. The presentation shall include all information reasonably necessary for the Committee to determine the benefits of the related-party transaction and whether the
60 | COMFORT SYSTEMS USA investors.comfortsystemsusa.com

Other Information

related-party transaction is commercially comparable to an otherwise unrelated transaction of similar nature and management’s recommendation related thereto. This process is to be used for both approvals as well as ratifications under the policy.
The Audit Committee, in approving or rejecting the proposed related person transaction, considers all the relevant facts and circumstances deemed relevant by and available to the Audit Committee, including, but not limited to (i) the risks, costs and benefits to the Company, (ii) the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. The Audit Committee approves only those related-party transactions that, in light of known circumstances, are in, or are not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Audit Committee determines in the good faith exercise of its discretion.
From time to time, the Company or its subsidiaries may have employees who are related to our executive officers or directors. William George, IV, son of Executive Vice President and Chief Financial Officer William George, was employed by the Company as a part-time employee during the year ended December 31, 2021. In 2021, his total compensation did not meet the threshold requiring Audit Committee approval pursuant to our Related Person Transactions Policy or requiring disclosure under applicable SEC rules.
See the section above titled “Compensation and Human Capital Committee Interlocks and Insider Participation” for other information required to be disclosed here.
Interest of Certain Persons in Matters to Be Acted Upon
The Named Executive Officers and directors of the Company do not have any substantial interest in the matters to be acted upon at the Annual Meetings, other than in their roles as officers or directors of the Company.
Stockholder Proposals for 2023 Annual Meeting
Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2023 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by the Company at its principal executive offices on or before December 8, 2022.
Under the Company’s current Bylaws, proposals of business and nominations for directors, other than those to be included in the Company’s proxy materials following the procedures described in Rule 14a-8, may be made by stockholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the Bylaws. In accordance with the Company’s Bylaws, to be considered timely a proposal or nominations submitted for consideration at the 2023 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the 2022 Annual Meeting of Stockholders. The Bylaws also contain procedures for regulation of the order of business and conduct of stockholder meetings, the authority of the presiding officer, and attendance at such meetings.
Other Business
The Board knows of no business to be brought before the Annual Meeting that is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy intend to take such action in regard to such matters as in their judgment seems advisable, subject to the NYSE’s rules on the exercise of discretionary authority.
Form 10-K and Annual Report to Stockholders
A copy of the Company’s Annual Report to Stockholders, which includes the Annual Report on Form 10-K, filed with the SEC, accompanies this proxy statement.
COMFORT SYSTEMS USA 2022 PROXY STATEMENT | 61

Quality People.
Building Solutions.
COMFORT SYSTEMS USA
For more information visit
comfortsystemsusa.com

ANNUAL MEETING OF STOCKHOLDERS OFCOMFORT SYSTEMS USA, INC.May 17, 2022GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement and proxy cardare available at http://proxy.comfortsystemsusa.comPlease sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.21030300000000000000 4051722THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" ON PROPOSAL 1, A VOTE "FOR" PROPOSAL 2 AND A VOTE “FOR” PROPOSAL 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x1. ELECTION OF TEN DIRECTORS FOR TERMS EXPIRING AT THE2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHEFOR AGAINST ABSTAIN2023 ANNUAL MEETING;NOMINEES:LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNT-ING FIRM FOR 2022.FOR ALL NOMINEESO Darcy G. AndersonO Herman E. BullsWITHHOLD AUTHORITYO Alan P. Krusi3. ADVISORY VOTE TO APPROVE THE COMPENSATIONFOR ALL NOMINEESO Brian E. LaneOF THE NAMED EXECUTIVE OFFICERS.O Pablo G. MercadoFOR ALL EXCEPTO Franklin Myers(See instructions below)O William J. SandbrookYou hereby revoke all previous proxies given. You may revoke this proxy at anyO Constance E. Skidmoretime prior to a vote thereon. Receipt of the accompanying proxy statement andO Vance W. Tangthe Annual Report of Comfort Systems USA, Inc., which includes the AnnualO Cindy L. Wallis-LageReport on Form 10-K for the fiscal year ended December 31, 2021, is herebyacknowledged.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of StockholderDate:Signature of StockholderDate:Note: Please signexactly as your name or names appear on this proxy. Whensharesare held jointly, eachholder should sign. Whensigning as executor, administrator, attorney, trustee orguardian,please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OFCOMFORT SYSTEMS USA, INC.May 17, 2022PROXY VOTING INSTRUCTIONSINTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries from anytouch-tone telephone and follow the instructions. Have your proxycard available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.COMPANY NUMBERMAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingACCOUNT NUMBERthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The notice of meeting, proxy statement and proxy cardare available at http://proxy.comfortsystemsusa.com------------------Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.----------------21030300000000000000 4051722THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" ON PROPOSAL 1, A VOTE "FOR" PROPOSAL 2 AND A VOTE “FOR” PROPOSAL 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x1. ELECTION OF TEN DIRECTORS FOR TERMS EXPIRING AT THE2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHEFOR AGAINST ABSTAIN2023 ANNUAL MEETING;NOMINEES:LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNT-ING FIRM FOR 2022.FOR ALL NOMINEESO Darcy G. AndersonO Herman E. BullsWITHHOLD AUTHORITYO Alan P. Krusi3. ADVISORY VOTE TO APPROVE THE COMPENSATIONFOR ALL NOMINEESO Brian E. LaneOF THE NAMED EXECUTIVE OFFICERS.O Pablo G. MercadoFOR ALL EXCEPTO Franklin Myers(See instructions below)O William J. SandbrookYou hereby revoke all previous proxies given. You may revoke this proxy at anyO Constance E. Skidmoretime prior to a vote thereon. Receipt of the accompanying proxy statement andO Vance W. Tangthe Annual Report of Comfort Systems USA, Inc., which includes the AnnualO Cindy L. Wallis-LageReport on Form 10-K for the fiscal year ended December 31, 2021, is herebyacknowledged.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of StockholderDate:Signature of StockholderDate:Note: Please signexactly as your name or names appear on this proxy.Whenshares are held jointly,each holder should sign. Whensigning as executor, administrator, attorney, trusteeor guardian,please givefull title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMFORT SYSTEMS USA, INC.ANNUAL MEETING OF STOCKHOLDERSSolicited by the Board of Directors of Comfort Systems USA, Inc.The undersigned hereby appoints Brian E. Lane and Laura F. Howell, and each of them individually, as proxies with full power of substitution, to vote, as designated on the reverse, all shares of Common Stock of Comfort Systems USA, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held on May 17, 2022, or at any adjournment or postponement thereof.ALL SHARES WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.(Continued and to be signed on the reverse side)